LOAN AND SECURITY AGREEMENT


                                     BETWEEN

                       NEW STREAM COMMERCIAL FINANCE, LLC

                                    AS LENDER

                                       AND

                         CROCHET & BOREL SERVICES, INC.

                                   AS BORROWER


                             DATED: AUGUST 28, 2006


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
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                                          TABLE OF CONTENTS

                                                                                             Page

1.  AMOUNT AND TERMS OF CREDIT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

        1.1  Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
        1.2  Term and Prepayment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
        1.3  Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
        1.4  Single Loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
        1.5  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
        1.6  Cash Management System . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
        1.7  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
        1.8  Receipt of Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
        1.9  Application and Allocation of Payments . . . . . . . . . . . . . . . . . . . . .   4
        1.10 Accounting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
        1.11 Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
        1.12 Borrowing Base; Reserves . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

2.  CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

        2.1  Conditions to the Initial Loans. . . . . . . . . . . . . . . . . . . . . . . . .   5
        2.2  Further Conditions to the Loans. . . . . . . . . . . . . . . . . . . . . . . . .   6

3.  REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . .   6

        3.1  Corporate Existence; Compliance with Law . . . . . . . . . . . . . . . . . . . .   6
        3.2  Executive Offices; Corporate or Other Names. . . . . . . . . . . . . . . . . . .   7
        3.3  Corporate Power; Authorization; Enforceable Obligations. . . . . . . . . . . . .   7
        3.4  Financial Statements and Projections; Books and Records. . . . . . . . . . . . .   7
        3.5  Material Adverse Change. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
        3.6  Real Estate; Property. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
        3.7  Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebt. . . . . . .   8
        3.8  Government Regulation; Margin Regulations. . . . . . . . . . . . . . . . . . . .   9
        3.9  Taxes; Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
        3.10 Payment of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
        3.11 ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
        3.12 Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
        3.13 Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
        3.14 Full Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
        3.15 Hazardous Materials. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
        3.16 Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
        3.17 Deposit and Disbursement Accounts. . . . . . . . . . . . . . . . . . . . . . . .  11
        3.18 Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
        3.19 Conduct of Business. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
        3.20 Anti-Terrorism Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
        3.21 Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13


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
        3.22 Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
        3.23 Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
        3.24 Acquisition Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

4.  FINANCIAL MATTERS; REPORTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

        4.1  Reports and Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
        4.2  Financial Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
        4.3  Other Reports and Information. . . . . . . . . . . . . . . . . . . . . . . . . .  15

5.  NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

6.  SECURITY INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

        6.1  Grant of Security Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
        6.2  Lender's Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
        6.3  Lender's Appointment as Attorney-in-fact . . . . . . . . . . . . . . . . . . . .  20
        6.4  Grant of License to Use Intellectual Property Collateral . . . . . . . . . . . .  20

7.  EVENTS OF DEFAULT: RIGHTS AND REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . .  21

        7.1  Events of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
        7.2  Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
        7.3  Waivers by Credit Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
        7.4  Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

8.  SUCCESSORS AND ASSIGNS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

9.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

        9.1  No Oral Agreement; Complete Agreement; Modification of Agreement . . . . . . . .  24
        9.2  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
        9.3  No Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
        9.4  Severability; Section Titles . . . . . . . . . . . . . . . . . . . . . . . . . .  26
        9.5  Authorized Signature . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
        9.6  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
        9.7  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
        9.8  Time of the Essence. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
        9.9  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
        9.10 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . .  27
        9.11 USA Patriot Act Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
        9.12 Press Releases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
        9.13 Reinstatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
        9.14 Maximum Legal Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28


                                        (ii)

                         INDEX OF EXHIBITS AND SCHEDULES

Schedule A                   Definitions
Schedule B                   Lender's and Borrower's Addresses for Notices
Schedule C                   [Intentionally Omitted]
Schedule D                   Cash Management System
Schedule E                   Fees and Expenses
Schedule F                   Schedule of Documents
Schedule G                   Financial Covenants

Disclosure Schedule  (3.2)   Places of Business; Corporate Names
Disclosure Schedule  (3.6)   Real Estate
Disclosure Schedule  (3.7)   Stock; Affiliates
Disclosure Schedule  (3.9)   Taxes
Disclosure Schedule  (3.11)  ERISA
Disclosure Schedule  (3.12)  Litigation
Disclosure Schedule  (3.13)  Intellectual Property
Disclosure Schedule  (3.15)  Environmental Matters
Disclosure Schedule  (3.16)  Insurance
Disclosure Schedule  (3.22)  Broker's Fees
Disclosure Schedule  (4.1)   Designated Vendors
Disclosure Schedule  (5(b))  Indebtedness
Disclosure Schedule  (5(e))  Liens
Disclosure Schedule  (6.1)   Actions to Perfect Liens

Exhibit A                    Form of Notice of Revolving Credit Advance
                             and Accounts Receivable Rollforward Analysis
Exhibit B                    [Intentionally Omitted]
Exhibit C                    Form of Borrowing Base Certificate
Exhibit D                    Form of Accounts Payable Analysis
Exhibit E                    [Intentionally Omitted]
Exhibit F                    Form of Revolving Credit Note
Exhibit G                    [Intentionally Omitted]
Exhibit H                    Form of Secretarial Certificate
Exhibit I                    Form of Power of Attorney
Exhibit J                    Form of Certificate of Compliance

     This LOAN AND SECURITY AGREEMENT is dated as of August 28, 2006, and agreed to by and between CROCHET & BOREL SERVICES, INC., a Texas corporation ("Borrower"), and NEW STREAM COMMERCIAL FINANCE, LLC, a Delaware limited
  --------
liability  company  ("Lender").
                      ------

                                    RECITALS

A. Borrower desires to obtain the Loans and other financial accommodations from Lender and Lender is willing to provide the Loans and accommodations all in accordance with the terms of this Agreement.

B. Capitalized terms used herein shall have the meanings assigned to them in Schedule A and, for purposes of this Agreement and the other Loan Documents, the
----------
rules  of  construction  set  forth  in Schedule A shall govern.  All schedules,
                                        ----------
attachments, addenda and exhibits hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together with this Agreement, constitute but a single agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.     AMOUNT AND TERMS OF CREDIT

1.1    Loans.  (a)  Subject  to the terms and conditions of this Agreement, from
       -----
the Closing Date and until the Commitment Termination Date (i) Lender agrees to make available to Borrower advances (each, a "Revolving Credit Advance") in an aggregate outstanding amount not to exceed the Borrowing Availability, and (ii) Borrower may at its request from time to time borrow, repay and reborrow under this Section 1.1. The Revolving Credit Loan shall be evidenced by, and be repayable in accordance with the terms of, the Revolving Credit Note and this Agreement.

     (b) Borrower shall request each Revolving Credit Advance by written notice to Lender substantially in the form of Exhibit A (each a "Notice of Revolving Credit Advance") given no later than 11:00 a.m. New York City time on the Business Day of the proposed advance. Lender shall be fully protected under this Agreement in relying upon, and shall be entitled to rely upon, (i) any Notice of Revolving Credit Advance believed by Lender to be genuine, and (ii) the assumption that the Persons making electronic requests or executing and delivering a Notice of Revolving Credit Advance were duly authorized, unless the responsible individual acting thereon for Lender shall have actual knowledge to the contrary. As an accommodation to Borrower, Lender may permit telephonic, electronic, or facsimile requests for a Revolving Credit Advance and electronic or facsimile transmittal of instructions, authorizations, agreements or reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic, facsimile or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically, by facsimile or electronically and purporting to have been sent to Lender by Borrower and Lender shall have no duty to verify the origin of any such communication or the identity or authority of the Person sending it.

     (c) In making any Loan hereunder Lender shall be entitled to rely upon the most recent Borrowing Base Certificate delivered to Lender by Borrower and other information available to Lender. Lender shall be under no obligation to make any further Revolving Credit Advance or incur any other Obligation if Borrower shall have failed to deliver a Borrowing Base Certificate to Lender by the time specified in Section 4.1(b). At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Loan Documents may be charged directly to the loan account(s) of Borrower maintained by Lender.

1.2     Term  and  Prepayment.  (a)  Upon  the  Commitment  Termination Date the
        ---------------------
obligation of Lender to make Revolving Credit Advances and extend other credit hereunder shall immediately terminate and Borrower shall pay to Lender in full, in cash: (i) all outstanding Revolving Credit Advances and all accrued but unpaid interest thereon; and (ii) all other non-contingent Obligations due to or incurred by Lender.

     (b) If the Revolving Credit Loan shall at any time exceed the Borrowing Availability, then Borrower shall immediately repay the Revolving Credit Loan in the amount of such excess.

     (c) Borrower shall have the right, at any time upon thirty (30) days' prior written notice to Lender to (i) terminate voluntarily Borrower's right to receive or benefit from, and Lender's obligation to make and to incur, Revolving Credit Advances and (ii) prepay all of the Obligations. The effective date of termination of the Revolving Credit Loan specified in such notice shall be the Commitment Termination Date. If Borrower exercises its right of termination and prepayment, or if Lender's obligation to make Loans is terminated for any reason prior to the Stated Expiry Date (including as a result of the occurrence of a Default), Borrower shall pay to Lender the applicable Prepayment Fee.

1.3     Use  of  Proceeds.  Borrower shall use the proceeds of the Loans to
        -----------------
refinance  on  the  Closing Date certain outstanding Indebtedness as provided in
Section  2.1(c)  and  for  working capital and other general corporate purposes.

1.4     Single  Loan.  The  Loans  and  all  of  the  other  Obligations of
        ------------
Borrower to Lender shall constitute one general obligation of Borrower secured by all of the Collateral.

1.5     Interest.  (a)  Borrower  shall  pay  interest  to  Lender  on the
        --------
aggregate outstanding Revolving Credit Advances at a floating rate equal to the LIBOR Rate plus three (3%) percent per annum (the "Revolving Credit Rate"). All computations of interest shall be made by Lender on the basis of a three hundred and sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest or fee is payable. Each determination by Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. In no event will Lender charge interest at a rate that exceeds the Maximum Legal Rate.


0

     (b) Interest shall be payable on the outstanding Revolving Credit Advances (i) in arrears for the preceding calendar month on the first day of each calendar month, (ii) on the Commitment Termination Date, and (iii) if any interest accrues or remains payable after the Commitment Termination Date, upon demand by Lender.

     (c) Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, the Revolving Credit Rate shall automatically be increased by three percentage points (3%) per annum (such increased rate, the "Default Rate"; provided, however, in no event shall the Default Rate exceed the Maximum Legal Rate), and all outstanding Obligations shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations.

     (d) If any interest or any other payment (including Unused Line Fees and Collateral Monitoring Fees) to Lender under this Agreement becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

1.6     Cash  Management  System.  On or prior to the Closing Date and until the
        ------------------------
Termination Date, Borrower will establish and maintain the cash management system described in Schedule D. All payments in respect of the Collateral shall
                     ----------
be made to or deposited in the blocked or lockbox accounts described in Schedule
                                                                        --------
D  in  accordance  with  the  terms  thereof.
-

1.7     Fees.  Borrower  agrees  to  pay  to  Lender  the  Fees  set  forth  in
        ----
Schedule  E.
-----------

1.8     Receipt  of  Payments.  Borrower  shall  make  each  payment under this
        ---------------------
Agreement (not otherwise made pursuant to Section 1.9) without set-off, counterclaim or deduction and free and clear of all Taxes not later than 12:00 noon New York city time on the day when due in lawful money of the United States of America in immediately available funds to the Collection Account. If Borrower shall be required by law to deduct any Taxes from any payment to Lender under any Loan Document, then the amount payable to Lender shall be increased so that, after making all required deductions, Lender receives an amount equal to that which it would have received had no such deductions been made. For purposes of computing interest and Fees, all payments shall be deemed received by Lender on the first (1st) Business Day following receipt of immediately available funds in the Collection Account. For purposes of determining the Borrowing Availability, payments shall be deemed received by Lender upon receipt of immediately available funds in the Collection Account.

1.9     Application  and  Allocation  of  Payments.  Borrower  irrevocably
        ------------------------------------------
agrees that Lender shall have the continuing and exclusive right to apply any and all payments against the then due and payable Obligations in such order as Lender may deem advisable. Lender is authorized to, and at its option may (without prior notice or precondition and at any time or times), but shall not be obligated to, make or cause to be made Revolving Credit Advances on behalf of Borrower for: (a) payment of all Fees, expenses, indemnities, charges, costs, principal, interest, or other Obligations owing by Borrower under this Agreement or any of the other Loan Documents, (b) the payment, performance or satisfaction of any of Borrower's obligations with respect to preservation of the Collateral, or (c) any premium in whole or in part required in respect of any of the policies of insurance required by this Agreement, even if the making of any such Revolving Credit Advance causes the outstanding balance of the Revolving Credit Loan to exceed the Borrowing Availability, and Borrower agrees to repay immediately, in cash, any amount by which the Revolving Credit Loan exceeds the Borrowing Availability.

1.10     Accounting.  Lender  is  authorized to record on its books and records
         ----------
the date and amount of each Loan and each payment of principal thereof and such recordation shall constitute prima facie evidence of the accuracy of the information so recorded absent manifest error. Lender shall provide Borrower on a monthly basis a statement and accounting of such recordations but any failure on the part of the Lender to keep any such recordation (or any errors therein) or to send a statement thereof to Borrower shall not in any manner affect the obligation of Borrower to repay any of the Obligations. Except to the extent that Borrower shall, within thirty (30) days after such statement and accounting is sent, notify Lender in writing of any objection Borrower may have thereto (stating with particularity the basis for such objection), such statement and accounting shall be deemed final, binding and conclusive upon Borrower, absent manifest error.

1.11     Indemnity.  Borrower  agrees  to  indemnify and hold Lender and its
         ---------
Affiliates, and their respective employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) that may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement and the other Loan Documents or any other documents or transactions contemplated by or referred to herein or therein and any actions or failures to act with respect to any of the foregoing, including any and all product liabilities, Environmental Liabilities, Taxes, brokers' fees and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively, "Indemnified Liabilities"), except to the extent that any such Indemnified Liability is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO BORROWER, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

1.12     Borrowing  Base;  Reserves.  The  Borrowing  Base shall be determined
         --------------------------
by Lender (including the eligibility of Accounts) based on the most recent Borrowing Base Certificate delivered to Lender in accordance with Section 4.1(b) and such other information available to Lender. The Revolving Credit Loan shall be subject to Lender's continuing right to withhold from Borrowing Availability reserves, and to increase and decrease such reserves from time to time, if and to the extent that in Lender's good faith credit judgment such reserves are necessary, including to protect Lender's interest in the Collateral or to protect Lender against possible non-payment of Accounts for any reason by Account Debtors or possible diminution of the value of any Collateral or possible non-payment of any of the Obligations or for any Taxes or any amounts due any contractor, subcontractor or any other Person by Borrower or in respect of any state of facts that could constitute a Default. Lender may, at its option, implement reserves by designating as ineligible a sufficient amount of Accounts that would otherwise be Eligible Accounts so as to reduce the Borrowing Base by the amount of the intended reserves.

2.     CONDITIONS PRECEDENT

2.1     Conditions  to  the  Initial  Loans.  Lender  shall  not  be  obligated
        -----------------------------------
to make any of the Loans perform any other action hereunder, until the following conditions have been satisfied in a manner satisfactory to Lender in its sole discretion, or waived in writing by Lender:

     (a) the Loan Documents to be delivered on or before the Closing Date shall have been duly executed and delivered by the appropriate parties, all as set forth in the Schedule of Documents (Schedule F);
                                               -----------

     (b) all Liens upon any of the property of Borrower securing certain obligations of Borrower to Texas State Bank under its financing documentation shall have been terminated by Texas State Bank;

     (c) Lender shall have received evidence satisfactory to it that the insurance policies provided for in Section 3.16 are in full force and effect, together with appropriate evidence showing loss payable or additional insured clauses or endorsements in favor of Lender as required under such Section;

     (d) as of the Closing Date, Net Borrowing Availability shall be not less than $3,500,000 after giving effect to the initial Revolving Credit Advance (on a pro forma basis, with trade payables being paid currently, and expenses and liabilities being paid in the ordinary course of business and without acceleration of sales); and

     (e) Lender shall have received an opinion(s) of counsel to the Borrower with respect to the Loan Documents in form and substance satisfactory to Lender.

2.2     Further  Conditions  to  the  Loans.  Lender shall not be obligated to
        -----------------------------------
fund  any  Loan  (including  the  initial  Loans),  if,  as of the date thereof:

     (a) any representation or warranty by Borrower contained herein or in any of the other Loan Documents shall be untrue or incorrect as of such date, except to the extent that any such representation or warranty is expressly stated to relate to a specific earlier date, in which case, such representation and warranty shall be true and correct as of such earlier date; or

     (b) any event or circumstance that has had or reasonably could be expected to have a Material Adverse Effect shall have occurred since the Closing Date; or

     (c) any Default shall have occurred and be continuing or would result after giving effect to such Loan; or

     (d) after giving effect to such Loan, the Revolving Credit Loan would exceed the Borrowing Availability.

The request and acceptance by Borrower of the proceeds of any Loan shall be deemed to constitute, as of the date of such request and the date of such acceptance, (i) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (ii) a restatement by Borrower of each of the representations and warranties made by it in any Loan Document and a reaffirmation by Borrower of the granting and continuance of Lender's Liens pursuant to the Loan Documents.

3.     REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

To induce Lender to enter into this Agreement and to make the Loans, Borrower represents and warrants to Lender (each of which representations and warranties shall survive the execution and delivery of this Agreement), and promise to and agree with Lender until the Termination Date as follows:

3.1     Corporate  Existence;  Compliance  with  Law.  Borrower:  (a)  is,  as
        --------------------------------------------
of the Closing Date, and will continue to be (i) a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, (ii) duly qualified to do business and in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, and (iii) in compliance with all Requirements of Law and Contractual Obligations, except to the extent failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (b) has and will continue to have (i) the requisite corporate power and authority and the legal right to execute, deliver and perform its obligations under the Loan Documents, and to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore or proposed to be conducted, and (ii) all licenses, permits, franchises, rights, powers, consents or approvals from or by all Persons or Governmental Authorities having jurisdiction over Borrower that are necessary or appropriate for the conduct of its business, except where the failure to maintain such licenses, permits, franchises, rights, powers, consents or approvals could not reasonably be expected to have a Material Adverse Effect.

3.2     Executive  Offices;  Corporate  or  Other  Names.  (a)  Borrower's  name
       -------------------------------------------------
as it appears in official filings in the state of its incorporation, (b) the type of entity of Borrower, (c) the organizational identification number issued by Borrower's state of incorporation or a statement that no such number has been issued, (d) Borrower's state of incorporation, and (e) the location of Borrower's chief executive office, corporate offices, warehouses, other locations of Collateral and locations where records with respect to Collateral are kept (including in each case the county of such locations) are as set forth in Disclosure Schedule (3.2). As of the Closing Date, during the prior five
    ---------------------------
years, except as set forth in Disclosure Schedule (3.2), Borrower has been known
                              -------------------------
as or conducted business in any other name (including trade names). Borrower has only one state of incorporation or organization.

3.3     Corporate  Power;  Authorization;  Enforceable  Obligations.  The
        -----------------------------------------------------------
execution, delivery and performance by Borrower of the Loan Documents to which it is a party, and the creation of all Liens provided for herein and therein: (a) are and will continue to be within Borrower's power and authority; (b) have been and will continue to be duly authorized by all necessary or proper action; (c) are not and will not be in violation of any Requirement of Law or Contractual Obligation of Borrower (d) do not and will not result in the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of the Collateral; and (e) do not and will not require the consent or approval of any Governmental Authority or any other Person. As of the Closing Date, each Loan Document shall have been duly executed and delivered on behalf of Borrower, and each such Loan Document upon such execution and delivery shall be and will continue to be a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

3.4     Financial  Statements  and  Projections;  Books  and  Records.  (a)  The
        -------------------------------------------------------------
Financial Statements delivered by Borrower to Lender for its most recently ended Fiscal Year and Fiscal Month, are true, correct and complete in all material respects and reflect fairly and accurately the financial condition of Borrower as of the date of each such Financial Statement in accordance with GAAP. The Projections most recently delivered by Borrower to Lender have been prepared in good faith, with care and diligence and use assumptions that are reasonable under the circumstances at the time such Projections were prepared and as of the date delivered to Lender and all such assumptions are disclosed in the Projections.

     (b) Borrower shall keep adequate Books and Records with respect to the Collateral and its business activities in which proper entries, reflecting all consolidated and consolidating financial transactions, and payments and credits received on, and all other dealings with, the Collateral, will be made in accordance with GAAP and all Requirements of Law and on a basis consistent with the Financial Statements. Borrower shall backup Borrower's general ledger on a daily basis, store such backup in a secure place, notify Lender of the location of the backup, and provide Lender with access to same. Borrower shall notify Lender immediately if Borrower fails to backup Borrower's general ledger on any given day.

3.5     Material  Adverse  Change.  Between the date of Borrower's most recently
        -------------------------
audited Financial Statements delivered to Lender and the Closing Date and except as otherwise disclosed in writing to the Lender by Borrower: (a) Borrower has not incurred any obligations, contingent or non-contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments that are not reflected in the Projections delivered on the Closing Date and which could, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect; (b) there has been no material deviation from such Projections; and (c) no events have occurred that alone or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect. No Requirement of Law or Contractual Obligation of Borrower has or have had or could reasonably be expected to have a Material Adverse Effect. Borrower is not in default, and to Borrower's knowledge no third party is in default, under or with respect to any of its Contractual Obligations, that alone or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

3.6     Real  Estate;  Property.  The  real  estate  listed  in  Disclosure
        -----------------------                                  ----------
Schedule  (3.6)  constitutes  all of the real property owned, leased, or used by
---------------
Borrower in its business, and Borrower will not execute any material agreement or contract in respect of such real estate after the date of this Agreement without giving Lender prompt prior written notice thereof. Borrower holds and will continue to hold good and marketable fee simple title to all of its owned real estate, and good and marketable title to all of its other properties and assets, and valid and insurable leasehold interests in all of its leases (both as lessor and lessee, sublessee or assignee), and none of the properties and assets of Borrower are or will be subject to any Liens, except Permitted Encumbrances. With respect to the premises located at 346 Twin City Highway, Port Neches, Texas 77651, Borrower will obtain a landlord waiver within 30 days after the Closing Date.

3.7     Ventures,  Subsidiaries  and  Affiliates;  Outstanding  Stock  and
        ------------------------------------------------------------------
Indebtedness.  Except  as  set  forth  in  Disclosure Schedule (3.7), as of the
------------                               -------------------------
Closing Date Borrower has no Subsidiaries, and is not engaged in any joint venture or partnership with any other Person. All of the issued and outstanding Stock of Borrower (including all rights to purchase, options, warrants or similar rights or agreements pursuant to which Borrower may be required to issue, sell, repurchase or redeem any of its Stock) as of the Closing Date is owned by each of the Stockholders (and in the amounts) set forth in Disclosure
                                                                      ----------
Schedule(3.7).All outstanding Indebtedness of Borrower as of the Closing Date is
-------------
described  in  Disclosure  Schedule  (5(b)).
               ----------------------------

3.8     Government  Regulation;  Margin  Regulations.  Borrower  is  not subject
        --------------------------------------------
to or regulated under any Federal or state statute, rule or regulation that restricts or limits such Person's ability to incur Indebtedness, pledge its assets, or to perform its obligations under the Loan Documents. The making of the Loans, the application of the proceeds and repayment thereof, and the consummation of the transactions contemplated by the Loan Documents do not and will not violate any Requirement of Law by Borrower. Borrower is not engaged, nor will it engage, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation U of the Federal Reserve Board as now and hereafter in effect (such securities being referred to herein as "Margin Stock"). Borrower does not own any Margin Stock, and none of the proceeds of the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock. Borrower will not take or permit to be taken any action that might cause any Loan Document to violate any regulation of the Federal Reserve Board.

3.9     Taxes;  Charges.  Except as disclosed in Disclosure Schedule (3.9) all
        ---------------                          -------------------------
tax returns, reports and statements required by any Governmental Authority to be filed by Borrower have, as of the Closing Date, been filed and will, until the Termination Date, be filed with the appropriate Governmental Authority, except where the failure to file such tax returns, reports and statements could not reasonably be expected to have a Material Adverse Effect, and no tax Lien has been filed against Borrower or its property. Proper and accurate amounts have been and will be withheld by Borrower from its employees for all periods in compliance with all Requirements of Law and such withholdings have and will be timely paid to the appropriate Governmental Authorities, except where the failure to comply with such Requirements of Law could not reasonably be expected to have a Material Adverse Effect. Disclosure Schedule (3.9) sets forth as of
                                      -------------------------
the  Closing  Date  those  taxable  years  for  which Borrower's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described on Disclosure
                                                                      ----------
Schedule
--------

(3.9),  Borrower  or  its predecessors are not liable for any Charges: (a) under
-----
any agreement (including any tax sharing agreements or agreement extending the period of assessment of any Charges) or (b) to Borrower's knowledge, as a transferee. As of the Closing Date, except as described on Disclosure Schedule
                                                             -------------------
(3.9),  Borrower  has  not agreed or been requested to make any adjustment under
-----
IRC Section 481(a), by reason of a change in accounting method or otherwise, which could reasonably be expected to have a Material Adverse Effect.

3.10     Payment  of  Obligations.  Borrower  will  pay,  discharge or otherwise
         ------------------------
satisfy at or before maturity or before they become delinquent, as the case may be, all of its Charges and other obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Borrower and none of the Collateral is or could reasonably be expected to become subject to any Lien or forfeiture or loss as a result of such contest.

3.11     ERISA.  No  ERISA  Event  has  occurred or is reasonably expected to
         -----
occur that, when taken together with all other existing ERISA Events, could reasonably be expected to result in a liability of Borrower of more than the Minimum Actionable Amount. Except as disclosed in Disclosure Schedule (3.11),
                                                     --------------------------
the present value of all accumulated benefit obligations of Borrower under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent Financial Statements reflecting such amounts, exceed the fair market value of the assets of such Plan by more than the Minimum Actionable Amount, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Account Standards No. 87) did not, as of the date of the most recent Financial Statements reflecting such amounts, exceed the fair market value of the assets of such underfunded Plans by more than the Minimum Actionable Amount. Neither Borrower nor any ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability in excess of the Minimum Actionable Amount.

3.12     Litigation.  No  Litigation  is pending or, to the knowledge of
         ----------
Borrower, threatened by or against Borrower or against Borrower's properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect. Except as set forth in Disclosure
                                                                      ----------
Schedule (3.12), as of the Closing Date there is no Litigation pending or to the
---------------
knowledge of Borrower threatened against Borrower that seeks damages in excess of $250,000 or injunctive relief or alleges criminal misconduct of Borrower. Borrower shall notify Lender promptly in writing upon learning of the existence, threat or commencement of any Litigation against Borrower, any ERISA Affiliate or any Plan or any allegation of Criminal misconduct against Borrower.

3.13     Intellectual  Property.  As  of  the Closing Date, all material
         ----------------------
registered Intellectual Property owned or used by Borrower is listed, together with application or registration numbers, where applicable, in Disclosure
                                                                      ----------
Schedule (3.13). Borrower owns, or is licensed to use, all Intellectual Property
---------------
necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own or license could not reasonably be expected to have a Material Adverse Effect. Borrower will maintain the patenting and registration of all Intellectual Property necessary to conduct its business as currently conducted (except for such Intellectual Property the failure of which to own or license could not reasonably be expected to have a Material Adverse

Effect) with the United States Patent and Trademark Office, the United States Copyright Office, or other appropriate Governmental Authority and Borrower will promptly patent or register, as the case may be, all new Intellectual Property and notify Lender in writing five (5) Business Days prior to filing any such new patent or registration.

3.14     Full  Disclosure.  No  information  contained  in any Loan Document,
         ----------------
the Financial Statements or any written statement furnished by or on behalf of Borrower under any Loan Document, or to induce Lender to execute the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.15     Hazardous  Materials.  Except  as  set  forth  in  Disclosure  Schedule
         --------------------                               --------------------
(3.15), as of the Closing Date, (a) each real property location owned, leased or
------
occupied by Borrower (the "Real Property") is maintained free of contamination from any Hazardous Material, (b) Borrower is not subject to any Environmental Liabilities or, to Borrower's knowledge, potential Environmental Liabilities, in excess of $250,000 in the aggregate, (c) no notice has been received by Borrower identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes, and to the knowledge of Borrower, there are no facts, circumstances or conditions that may result in Borrower being identified as a "potentially responsible party" under CERCLA or analogous state statutes; and (d) Borrower has provided to Lender copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to Borrower. Borrower: (i) shall comply in all material respects with all applicable Environmental Laws and environmental permits; (ii) shall notify Lender in writing within seven (7) days if and when it becomes aware of any Release, on, at, in, under, above, to, from or about any of its Real Property; and (iii) shall promptly forward to Lender a copy of any order, notice, permit, application, or any communication or report received by it in connection with any such Release.

3.16     Insurance.  As of the Closing Date, Disclosure Schedule (3.16) lists
         ---------                           --------------------------
all insurance of any nature maintained for current occurrences by Borrower, as well as a summary of the terms of such insurance. Borrower shall deliver to Lender certified copies and endorsements to all of its and those of its Subsidiaries (if any) (a) "All Risk" insurance policies naming Lender loss payee, and (b) general liability and other liability policies naming Lender as an additional insured. All policies of insurance on real and personal property will contain an endorsement, in form and substance acceptable to Lender, showing loss payable to Lender (Form 438 BFU or equivalent). Such endorsement, or an independent instrument furnished to Lender, will provide that the insurance companies will give Lender at least thirty (30) days' prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of Borrower or any other Person shall affect the right of Lender to recover under such policy or policies of insurance in case of loss or damage. Borrower shall direct all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Lender. If any insurance proceeds are paid by check, draft or other instrument payable to Borrower and Lender jointly, Lender may endorse Borrower's name thereon and do such other things as Lender may deem advisable to reduce the same to cash.

3.17     Deposit  and  Disbursement  Accounts.  Attachment  I  to Schedule D
         ------------------------------------                     ----------
lists all banks and other financial institutions at which Borrower maintains deposits and/or other accounts, including the Disbursement Account, and such Attachment correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

3.18     Accounts.  As  of  the date of each Borrowing Base Certificate
         --------
delivered to Lender, each Account listed thereon as an Eligible Account shall be an Eligible Account. Borrower has not made, and will not make, any agreement with any Account Debtor for any extension of time for the payment of any Account, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance for prompt or early payment allowed by Borrower in the ordinary course of its business consistent with historical practice. With respect to the Accounts pledged as collateral pursuant to any Loan Document (a) the amounts shown on all invoices, statements and reports that may be delivered to the Lender with respect thereto are actually and absolutely owing to Borrower as indicated thereon and are not in any way contingent; (b) no payments have been or shall be made thereon except payments immediately delivered to the applicable accounts described in paragraph 1 to Schedule D or
                                                                   ----------
the Lender as required hereunder; and (c) to Borrower's knowledge all Account Debtors have the capacity to contract. Borrower shall notify Lender promptly of any event or circumstance that to Borrower's knowledge would cause Lender to consider any then existing Account as no longer constituting an Eligible
Account. With respect to any "get paid/when paid" contract, upon Lender's request, Borrower shall use its commercially reasonable efforts to deliver to Lender, in form and substance satisfactory to Lender, a written acknowledgment from any contractor, subcontractor or other person to be paid in connection with such contract, confirming that such contractor, subcontractor or other person is to be paid when payment is received by the Borrower from the applicable Account Debtor.

3.19     Conduct  of  Business.  Borrower  (a) shall conduct its business
         ---------------------
substantially as now conducted or as otherwise permitted hereunder, and (b) shall at all times maintain, preserve and protect all of the Collateral and Borrower's other property, used or useful in the conduct of its business and keep the same in good repair, working order and condition and make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices.

3.20     Anti-Terrorism  Laws.
         ---------------------

     (a) Neither Borrower nor, to the knowledge of Borrower, any of its Affiliates is in violation of any laws relating to terrorism or money laundering ("Anti-Terrorism Laws"), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the "Executive Order"), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.

     (b) Neither Borrower nor, to the knowledge of Borrower, any Affiliate or other agent of Borrower acting or benefiting in any capacity in connection with the Loans is any of the following: (i) a person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (ii) a person owned or controlled by, or acting for or on behalf of, any person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person with which the Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a person that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order; or (v) a person that is named as a "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control ("OFAC") at its official website or any replacement website or other replacement official publication of such list.

     (c) Neither Borrower nor, to the knowledge of Borrower, any agent of any Affiliate acting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person described in paragraph (b) above, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or
(iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

3.21     Further  Assurances.  At  any time and from time to time, upon the
         -------------------
written request of Lender and at the sole expense of Borrower, Borrower shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem necessary
(a)  to obtain the full benefits of this Agreement and the other Loan Documents,
(b) to protect, preserve and maintain Lender's rights in any Collateral, or (c) to enable Lender to exercise all or any of the rights and powers herein granted.

3.22     Brokers.  Except as set forth on Disclosure Schedule (3.22), no broker
         -------                          --------------------------
or finder acting on behalf of Borrower or Affiliate thereof brought about the obtaining, making or closing of the Loans or Acquisition and the consummation of the transactions contemplated by the Acquisition Agreements, and neither Borrower nor any Affiliate of Borrower has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

3.23     Solvency.
         ---------

     (a) Both before and after giving effect to (a) the Loans to be made or incurred on the Closing Date or such other date as Loans requested hereunder are made or incurred, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of Borrower, (c) the Acquisition and the consummation of the transactions contemplated by the Acquisition Agreements and
(d) the payment and accrual of all transaction costs in connection with the foregoing, Borrower is and will be Solvent. With respect thereto, Lender shall have received an executed Officer's Certificate, in form and substance satisfactory to Lender, certifying the Borrower is Solvent as of the Closing Date and after giving effect to the initial transactions contemplated hereunder.


     (b) Within thirty (30) days from the Closing Date, Lender shall have received, in form and substance reasonably satisfactory to Lender, a solvency opinion from Houlihan Lokey Howard & Zukin (or another Person acceptable to
Lender) upon which Lender is expressly permitted to rely (the "Solvency Opinion"), stating that after giving effect to the transactions contemplated hereby, including the Loans to be made or incurred on the Closing Date and the consummation of the transactions contemplated by the Acquisition Agreements, including the payment of the Seller Note, the Borrower is Solvent.

3.24     Acquisition  Agreements.
         ------------------------

     (a) As of the Closing Date, Borrower has delivered to Lender a complete and correct copy of the Acquisition Agreements (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). After giving effect to the Revolving Credit Advances on the Closing Date and the application of the proceeds thereof, Borrower is not in default in the performance or compliance with any provisions thereof.

     (b) The Acquisition Agreements comply with, and the Acquisition has been consummated in accordance with, all applicable laws. The Acquisition Agreements are in full force and effect as of the date hereof and has not been terminated, rescinded or withdrawn. All requisite approvals by Governmental Authorities having jurisdiction over Seller, Parent, Borrower and other Persons referenced therein, with respect to the transactions contemplated by the Acquisition Agreements, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Acquisition Agreements or to the conduct by Borrower or Parent of its business thereafter.

4.     FINANCIAL MATTERS; REPORTS

4.1     Reports  and  Notices.  From  the  Closing Date until the Termination
        ---------------------
Date,  Borrower  shall  deliver  to  Lender:

     (a) within fifteen (15) days following the end of each Fiscal Month, an aged trial balance by Account Debtor (as requested by Lender) and as soon as available but in no event later than fifteen (15) days following the end of each Fiscal Month, a reconciliation of the aged trial balance (as the case may be) to the Borrower's general ledger and from the general ledger to the Financial Statements for such Fiscal Month accompanied by supporting detail and documentation as Lender may request;

     (b) as frequently as Lender may request and in any event no later than fifteen (15) days following the end of each Fiscal Month, a Borrowing Base Certificate in the form of Exhibit C as of the last day of the previous Fiscal
                             ---------
Month detailing ineligible Accounts for adjustment to the Borrowing Base, certified as true and correct by the Chief Financial Officer of Borrower or such other officer as is acceptable to Lender;

     (c) within fifteen (15) days following the end of each Fiscal Month, an Accounts Payable Analysis in the Form of Exhibit D (together with an accounts
                                            ---------
payable aging), certified as true and correct by the Chief Financial Officer of Borrower or such other officer as is acceptable to Lender;

     (d) within thirty (30) days following the end of each Fiscal Month, the Financial Statements for such Fiscal Month, which shall provide comparisons to budget and actual results for the corresponding period during the prior Fiscal Year, both on a monthly and year-to-date basis, and accompanied by a certification in the form of Exhibit J by the Chief Executive Officer or Chief
                               ---------
Financial Officer of Borrower that such Financial Statements are complete and correct, that there was no Default (or specifying those Defaults of which he or she was aware), and showing in reasonable detail the calculations used in determining compliance with the financial covenants hereunder;

     (e) within ninety (90) days following the close of each Fiscal Year, the Financial Statements for such Fiscal Year certified without qualification by an independent certified accounting firm acceptable to Lender, which shall provide comparisons to the prior Fiscal Year, and shall be accompanied by any management letter that may be issued;

     (f) not less than thirty (30) days prior to the close of each Fiscal Year, the Projections, which will be prepared by Borrower in good faith, with care and diligence, and using assumptions that are reasonable under the circumstances at the time such Projections are delivered to Lender and disclosed therein when delivered; and

     (g) all the reports and other information as Lender may reasonably request from time to time.

4.2     Financial  Covenants.  Borrower  shall  not  breach any of the financial
        --------------------
covenants  set  forth  in  Schedule  G.  For  purposes  of Section 7.1, a breach
                           -----------
of a financial covenant set forth in Schedule G shall be deemed to have occurred
                                     ----------
as of any date of determination by Lender or as of the last day of any specified measurement period, regardless of when the Financial Statements reflecting such breach are delivered to Lender.

4.3     Other  Reports  and  Information.  Borrower  shall  advise  Lender
        --------------------------------
promptly, in reasonable detail, of: (a) any Lien, other than Permitted Encumbrances, attaching to or asserted against any of the Collateral or any occurrence causing a material loss or decline in value of any Collateral and the estimated (or actual, if available) amount of such loss or decline; (b) any material change in the composition of the Collateral; and (c) the occurrence of any Default or other event that has had or could reasonably be expected to have a Material Adverse Effect. Borrower shall, upon request of Lender, furnish to Lender such other reports and information in connection with the affairs, business, financial condition, operations, prospects or management of Borrower or the Collateral as Lender may request, all in reasonable detail.

5.     NEGATIVE COVENANTS

Borrower covenants and agrees that, without Lender's prior written consent, from the Closing Date until the Termination Date, Borrower shall not, directly or indirectly, by operation of law or otherwise:

     (a) form any Subsidiary or merge with, consolidate with, acquire all or substantially all of the assets or Stock of, or otherwise combine with or make any investment in or, except as provided in Section 5(c) below, loan or advance to, any Person;

     (b) cancel any debt owing to it or create, incur, assume or permit to exist any Indebtedness, except: (i) the Obligations, (ii) Indebtedness existing as of the Closing Date set forth in Disclosure Schedule(5(b)), (iii) deferred
                                       -------------------------
taxes, (iv) by endorsement of Instruments or items of payment for deposit to the general account of Borrower, (v) for Guaranteed Indebtedness incurred for the benefit of Borrower if the primary obligation is permitted by this Agreement; and (vi) additional

Indebtedness (including Purchase Money Indebtedness) incurred after the Closing Date in an aggregate outstanding amount not exceeding $750,000;

     (c) enter into any lending, borrowing or other commercial transaction with any of its employees, directors or Affiliates (including upstreaming and downstreaming of cash and intercompany advances and payments by Borrower that are not otherwise permitted hereunder) other than loans or advances to employees in the ordinary course of business in an aggregate outstanding amount not exceeding $100,000;

     (d) make any changes in any of its business objectives, purposes, or operations that could reasonably be expected to adversely affect repayment of the Obligations or could reasonably be expected to have a Material Adverse Effect or engage in any business other than that presently engaged in or proposed to be engaged in the Projections delivered to Lender on the Closing Date or amend its charter or by-laws or other organizational documents;

     (e) create or permit any Lien on any of its properties or assets, except for Permitted Encumbrances;

     (f) sell, transfer, issue, convey, assign or otherwise dispose of any of its assets or properties, including its Accounts or any shares of its Stock or engage in any sale-leaseback, synthetic lease or similar transaction
(provided, that the foregoing shall not prohibit the sale of Inventory or obsolete or unnecessary Equipment in the ordinary course of its business);

     (g) change (i) its name as it appears in official filings in the state of its incorporation or organization, (ii) its chief executive office, corporate offices, warehouses or other Collateral locations, or location of its records concerning the Collateral, (iii) the type of legal entity that it is, (iv) its organization identification number, if any, issued by its state of incorporation or organization, or (v) its state of incorporation or organization, or acquire, lease or use any real estate after the Closing Date without such Person, in each instance, giving thirty (30) days prior written notice thereof to Lender and taking all actions deemed necessary or appropriate by Lender to continuously protect and perfect Lender's Liens upon the Collateral;

     (h) establish any depository or other bank account of any kind with any financial institution (other than the accounts set forth in Attachment 1 to Schedule D) without Lender's prior written consent;
-----------

     (i) make or permit any Restricted Payment except for (i) management, consulting or other fees for management or similar services of Parent to
Borrower for legal, accounting, insurance (including premiums for such insurance), marketing, payroll and similar types of services paid for by Parent to or on behalf of Borrower, including the reimbursement of fees and expenses incurred and paid by Parent in connection with the Acquisition, (ii) in the event the Borrower files a consolidated income tax return with Parent, Borrower may make distributions to Parent to permit Parent to pay federal and state income taxes then due and owing, franchise taxes and other similar licensing expenses incurred in the ordinary course of business provided, that the amount of such distribution shall not be greater, nor the receipt by the Borrower of tax benefits less, than they would have been had the Borrower not filed a consolidated return with Parent; and (iii) loans, advances, dividends or distributions by Borrower to Parent for the sole purpose of allowing Parent to make payments to Seller in respect of the Seller Note (the "Parent Seller Note Distribution"), provided that as to any such Restricted Payment, each of the
                 --------  ----
following conditions is satisfied: (A) as of the date of such Restricted Payment and immediately after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, (B) such Restricted Payment shall be paid with funds legally available therefor, (C) such Restricted Payment shall not violate any law or regulation or the terms of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower or its property is bound, (D) as of the date of such Restricted Payment, Borrowing Availability for each of the immediately preceding ten (10) consecutive days shall not have been less than $2,000,000, and immediately after giving effect to such Restricted Payment, Borrowing Availability shall not be less than $2,000,000, and (E) with respect to the Parent Seller Note Distribution, (1) the aggregate amount of all Parent Seller Note Distributions shall not exceed the principal amount of the Seller Note outstanding on the date hereof, plus interest thereon at the rate set forth in the Seller Note as of the date hereof, (2) each Parent Seller Note Distribution shall be used by Parent only to make payments in respect of the Seller Note, and (3) Parent and Seller shall provide Lender evidence that each Parent Seller Note Distribution has been received by Seller in respect of the Seller Note;

     (j) (i) knowingly conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in Section 3.20 above, (ii) knowingly deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti-Terrorism Law, (iii) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law (and Borrower shall deliver to the Lender any certification or other evidence requested from time to time by Lender in its reasonable discretion, confirming Borrower's compliance with this Section), or (iv) cause or permit any of the funds of Borrower that are used to repay the Loans to be derived from any unlawful activity with the result that the making of the Loans would be in violation of law; or

     (k) knowingly cause or permit (i) any of the funds or properties of Borrower that are used to repay the Loans to constitute property of, or be beneficially owned directly or indirectly by, any Person subject to sanctions or trade restrictions under United States law ("Embargoed Person" or "Embargoed Persons") that is identified on (A) the "List of Specially Designated Nationals and Blocked Persons" (the "SDN List") maintained by OFAC and/or on any other similar list ("Other List") maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. Sect. 1701 et seq., The Trading with the Enemy Act, 50
U.S.C. App. 1 et seq., and any Executive Order or regulation promulgated thereunder, with the result that the investment in the Borrower (whether directly or indirectly) is prohibited by law, or the Loans made by the Lender would be in violation of law, or (B) the Executive Order, any related enabling legislation or any other similar Executive Orders, or (ii) any Embargoed Person to have any direct or indirect interest, of any nature whatsoever in the Borrower, with the result that the investment in the Borrower (whether directly or indirectly) is prohibited by law or the Loans are in violation of law.

6.     SECURITY INTEREST

6.1     Grant  of  Security  Interest.  (a)  As  collateral  security  for  the
       ------------------------------
prompt and complete payment and performance of the Obligations, Borrower hereby grants to the Lender a security interest in and Lien upon the following property and assets (whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title, or interest in): all Accounts; all Deposit Accounts, all other bank accounts and all funds on deposit therein; all money, cash and cash equivalents; all Investment Property; all stock; all Inventory, Chattel Paper, Documents and Instruments; all Books and Records; all General Intangibles (including all Intellectual Property, contract rights, choses in action, Payment Intangibles and Software); all Letter-of-Credit Rights; all Supporting Obligations; and to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payment not otherwise included in the foregoing and products of all and any of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing, but excluding in all events Hazardous Waste (all of the foregoing, together with any other collateral pledged to the Lender pursuant to any other Loan Document, collectively, the "Collateral").

     (b) Borrower and Lender agree that this Agreement creates, and is intended to create, valid and continuing Liens upon the Collateral in favor of Lender. Borrower executing this Agreement represents, warrants and promises to Lender that: (i) Borrower has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien pursuant to the Loan Documents, free and clear of any and all Liens or claims of others, other than Permitted Encumbrances; (ii) the security interests granted pursuant to this Agreement, upon filing of Uniform Commercial Code financing statements in the jurisdictions listed on Disclosure Schedule (6.1) will constitute valid
                           ---------------------------
perfected security interests in all of the Collateral (to the extent such Collateral may be perfected by filing of a financing statement) in favor of the Lender as security for the prompt and complete payment and performance of the Obligations, enforceable in accordance with the terms hereof against any and all creditors of and purchasers from Borrower (other than purchasers of Inventory in the ordinary course of business) and such security interests are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Encumbrances that have priority by operation of law; and
(iii) no effective security agreement, mortgage, deed of trust, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those relating to Permitted Encumbrances. Borrower promises to defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever, and each shall take such actions, including (A) all actions necessary to grant Lender "control" of any Investment Property, Deposit Accounts, Letter-of-Credit Rights or electronic Chattel Paper owned by Borrower, with any agreements establishing control to be in form and substance satisfactory to Lender, (B) the prompt delivery of all original Instruments, Chattel Paper, negotiable Documents and certificated Stock owned by Borrower (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank, (C) notification of Lender's interest in Collateral at Lender's request, and (D) the institution of litigation against third parties as shall be prudent in order to protect and preserve Borrower's and Lender's respective and several interests in the Collateral. Borrower shall mark its Books and Records pertaining to the Collateral to evidence the Loan Documents and the Liens granted under the Loan
Documents. If Borrower retains possession of any Chattel Paper or Instrument with Lender's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of New Stream Commercial Finance, LLC." Borrower shall promptly, and in any event within two (2) Business Days after the same is acquired by it, notify Lender of any commercial tort claims (as defined in the Code) acquired by it and unless otherwise consented by Lender, Borrower shall enter into a supplement to this Loan Agreement granting to Lender a Lien in such commercial tort claim.

6.2     Lender's  Rights.  (a)  Lender  may,  (i)  at  any  time  in Lender's
        ----------------
own name or in the name of Borrower, communicate with Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral to verify to Lender's satisfaction, the existence, amount and terms of, and any other matter relating to, Accounts, Payment Intangibles, Instruments, Chattel Paper or other Collateral, and (ii) at any time after a Default has occurred and is continuing and without prior notice to Borrower or any other Credit Party, notify Account Debtors and other Persons obligated on any Collateral that Lender has a security interest therein and that payments shall be made directly to Lender. Upon the request of Lender, Borrower shall so notify such Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral. Borrower hereby constitutes Lender or Lender's designee as Borrower's attorney with power to endorse
Borrower's name upon any notes, acceptance drafts, money orders or other evidences of payment or Collateral.

     (b) Borrower shall remain liable under each Contract, Instrument and License to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and Lender shall have no obligation or liability whatsoever to any Person under any Contract, Instrument or License (between Borrower and any Person other than Lender) by reason of or arising out of the execution, delivery or performance of this Agreement, and Lender shall not be required or obligated in any manner (i) to perform or fulfill any of the obligations of Borrower, (ii) to make any payment or inquiry, or (iii) to take any action of any kind to collect, compromise or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times under or pursuant to any Contract, Instrument or License.

     (c) Borrower shall, with respect to each owned, leased, or controlled property, during normal business hours and upon reasonable advance notice (unless a Default shall have occurred and be continuing, in which event no notice shall be required and Lender shall have access at any and all times): (i) provide access to such property to Lender and any of its officers, employees and agents, as frequently as Lender determines to be appropriate; (ii) permit Lender and any of its officers, employees and agents to inspect, audit and make extracts and copies (or take originals if reasonably necessary) from all of Borrower's Books and Records; and (iii) permit Lender to inspect, review, evaluate and make physical verifications and appraisals of the Inventory and other Collateral in any manner and through any medium that Lender considers advisable, and Borrower agrees to render to Lender, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

     (d) After the occurrence and during the continuance of a Event of Default, Borrower, at its own expense, shall cause the certified public accountant then engaged by Borrower to prepare and deliver to Lender at any time and from time to time, promptly upon Lender's request, the following reports:
(i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) test verifications of such Accounts as Lender may request. Borrower, at its own expense, shall cause its certified independent public accountants to deliver to Lender the results of any physical verifications of all or any portion of the Inventory made or observed by such accountants when and if such verification is conducted. Lender shall be permitted to observe and consult with Borrower's accountants in the performance of these tasks.

6.3     Lender's  Appointment  as  Attorney-in-fact.  On  the  Closing Date,
        -------------------------------------------
Borrower  shall  execute and deliver a Power of Attorney in the form attached as
Exhibit  I.  The power of attorney granted pursuant to the Power of Attorney and
----------
all powers granted under any Loan Document are powers coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Lender under the Power of Attorney are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender agrees not to exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing. Borrower also hereby (i) authorizes Lender to file any financing statements, continuation statements or amendments thereto that (A) indicate the Collateral
(1) as all assets of the Borrower (or any portion of Borrower's assets) or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code of such jurisdiction, or (2) as being of an equal or lesser scope or with greater detail, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment and (ii) ratifies its authorization for Lender to have filed any initial financial statements, or amendments thereto if filed prior to the date hereof. Borrower acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender and agrees that it will not do so without the prior written consent of Lender, subject to Borrower's rights under Section 9-509(d)(2) of the Code.

6.4     Grant  of  License  to  Use  Intellectual  Property  Collateral.
        ---------------------------------------------------------------
Borrower hereby grants to Lender an irrevocable, non-exclusive license (exercisable upon the occurrence and during the continuance of an Event of Default without payment of royalty or other compensation to Borrower) to use, transfer, license or sublicense any Intellectual Property now owned, licensed to, or hereafter acquired by Borrower, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, and represents, promises and agrees that any such license or sublicense is not and will not be in conflict with the contractual or commercial rights of any third Person; provided, that such license will terminate on the Termination Date.

7.     EVENTS OF DEFAULT: RIGHTS AND REMEDIES

7.1     Events  of  Default.  The occurrence of any one or more of the following
        -------------------
events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder which shall be deemed to be continuing until waived in writing by Lender in accordance with Section 9.3:

     (a) Borrower shall fail to make any payment in respect of any Obligations when due and payable or declared due and payable (and such failure shall continue for a period of five (5) Business Days with respect to interest and fees); or


0

     (b) Borrower shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in this Agreement or any of the other Loan Documents; or

     (c) an event of default shall occur under any Contractual Obligation of the Borrower (other than this Agreement and the other Loan Documents), and such event of default (i) involves the failure to make any payment (whether or not such payment is blocked pursuant to the terms of an intercreditor agreement or otherwise), whether of principal, interest or otherwise, and whether due by scheduled maturity, required prepayment, acceleration, demand or otherwise, in respect of any Indebtedness (other than the Obligations) of such Person in an aggregate amount exceeding the Minimum Actionable Amount, or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof, in an aggregate amount exceeding the Minimum Actionable Amount to become due prior to its stated maturity or prior to its regularly scheduled date of payment; or

     d) any representation or warranty in this Agreement or any other Loan Document, or in any written statement pursuant hereto or thereto, or in any report, financial statement or certificate made or delivered to Lender by Borrower shall be untrue or incorrect in any material respect as of the date when made or deemed made; or

     (e) there shall be commenced against the Borrower any Litigation seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that remains unstayed or undismissed for thirty (30) consecutive days; or Borrower shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud any of its creditors or made or suffered a transfer of any of its property or the incurring of an obligation that may be fraudulent under any bankruptcy, fraudulent transfer or other similar law; or

     (f) a case or proceeding shall have been commenced involuntarily against Borrower in a court having competent jurisdiction seeking a decree or order: (i) under the United States Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, and seeking either
(A) the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Person or of any substantial part of its properties, or (B) the reorganization or winding up or liquidation of the affairs of any such Person, and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (ii) invalidating or denying any Person's right, power, or competence to enter into or perform any of its obligations under any Loan Document or invalidating or denying the validity or enforceability of this Agreement or any other Loan Document or any action taken hereunder or thereunder; or

     (g) Borrower shall (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it or seeking appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for it or any substantial part of its properties, (ii) make a general assignment for the benefit of creditors, (iii) consent to or take any action in furtherance of, or, indicating its consent to, approval of, or acquiescence in, any of the acts set forth in paragraphs (e) or (f) of this Section 7.1 or clauses (i) and (ii) of this paragraph (g), or (iv) shall admit in writing its inability to, or shall be generally unable to, pay its debts as such debts become due; or

     (h) a final judgment or judgments for the payment of money in excess of the Minimum Actionable Amount in the aggregate shall be rendered against Borrower, unless the same shall be (i) fully covered by insurance, or (ii) vacated, stayed, bonded, paid or discharged within a period of fifteen (15) days from the date of such judgment; or

     (i) any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms, or any Lien granted, or intended by the Loan Documents to be granted, to Lender shall cease to be a valid and perfected Lien having the first priority (or a lesser priority if expressly permitted in the Loan Documents) in any of the Collateral (or Borrower shall so assert any of the foregoing); or

     (j) a Change of Control shall have occurred with respect to the Borrower; or

     (k) if Troy Crochet is not the President of Borrower and is not engaged in the day to day business operations of the Borrower consistent with his responsibilities as an officer of the Borrower as of the date hereof; or

     (l) an ERISA Event shall have occurred that, in the opinion of the Lender, when taken together with all other ERISA Events that have occurred and are then continuing, could reasonably be expected to result in liability of Borrower in an aggregate amount exceeding the Minimum Actionable Amount.

7.2     Remedies.  (a)  If  any  Default  shall have occurred and be continuing,
        --------
then Lender may terminate or suspend its obligation to make further Revolving Credit Advances. In addition, if any Event of Default shall have occurred and be continuing, Lender may, without notice, take any one or more of the following actions: (i) declare all or any portion of the Obligations to be forthwith due and payable, whereupon such Obligations shall become and be due and payable; or
(ii) exercise any rights and remedies provided to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the occurrence of any Event of Default specified in Sections 7.1(e), (f) or (g), the Obligations shall become immediately due and payable (and any obligation of Lender to make further Loans, if not previously terminated, shall immediately be terminated) without declaration, notice or demand by Lender.

     (b) Without limiting the generality of the foregoing, Borrower expressly agrees that upon the occurrence of any Event of Default, Lender may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale, to the extent permitted by law, to purchase for the benefit of Lender the whole or any part of said Collateral so sold, free of any right of equity of redemption, which right Borrower hereby releases. Such sales may be adjourned, or continued from time to time with or without notice. Lender shall have the right to conduct such sales on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without rent or other charge for such sales or other action with respect to the Collateral for such time as Lender deems necessary or advisable.

     (c) Upon the occurrence and during the continuance of an Event of Default and at Lender's request, Borrower agrees, to assemble the Collateral and make it available to Lender at places that Lender shall reasonably select, whether at its premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of the Collateral, Lender shall have the right to complete, assemble, use or operate the Collateral or any part thereof, to the extent that Lender deems appropriate, for the purpose of preserving such Collateral or its value or for any other purpose. Lender shall have no obligation to Borrower to maintain or preserve the rights of Borrower as against third parties with respect to any Collateral while such Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Lender's remedies with respect thereto without prior notice or hearing. To the maximum extent permitted by applicable law, Borrower waives all claims, damages, and demands against Lender, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Person. Borrower agrees that ten (10) days' prior notice by Lender to Borrower of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.

     (d) Lender's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that Lender may have under any Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid or unenforceable, in whole or in part.

7.3     Waivers  by Borrower. Except as otherwise provided for in this Agreement
        --------------------
and to the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, the Notes or any other notes, commercial paper, Accounts, Contracts, Documents, Instruments, Chattel Paper and guaranties at any time held by Lender on which Borrower may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, any Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the other Loan Documents and the transactions evidenced hereby and thereby.


0

7.4     Proceeds.  The  Proceeds  of  any sale, disposition or other realization
        --------
upon any Collateral shall be applied by Lender upon receipt to the Obligations in such order as Lender may deem advisable in its sole discretion, and after the indefeasible payment and satisfaction in full in cash of all of the Obligations, and after the payment by Lender of any other amount required by any provision of law, including Sections 9-608(a)(1) and 9-615(a)(3) of the Code (but only after Lender has received what Lender considers reasonable proof of a subordinate party's security interest), the surplus, if any, shall be paid to Borrower or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

8.     SUCCESSORS AND ASSIGNS

Each Loan Document shall be binding on and shall inure to the benefit of Borrower, Lender, and their respective successors and assigns, except as otherwise provided herein or therein. Borrower may not assign, transfer, hypothecate, delegate or otherwise convey its rights, benefits, obligations or duties under any Loan Document without the prior express written consent of Lender. Any such purported conveyance by Borrower without the prior express written consent of Lender shall be void. There shall be no third party beneficiaries of any of the terms and provisions of any of the Loan Documents. Lender reserves the right at any time to create and sell participations in the Loans and the Loan Documents and to sell, transfer or assign any or all of its rights in the Loans and under the Loan Documents.

9.     MISCELLANEOUS

9.1     NO  ORAL  AGREEMENT;  COMPLETE  AGREEMENT;  MODIFICATION  OF  AGREEMENT.
        -----------------------------------------------------------------------
THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REFERENCED HEREIN OR CONTEMPLATED HEREBY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE COMPLETE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, SUPERSEDE ALL PRIOR AGREEMENTS, COMMITMENTS, UNDERSTANDINGS OR INDUCEMENTS (ORAL OR WRITTEN, EXPRESSED OR IMPLIED). NO LOAN DOCUMENT MAY BE MODIFIED, ALTERED OR AMENDED EXCEPT BY A WRITTEN AGREEMENT SIGNED BY LENDER AND BORROWER. BORROWER SHALL HAVE ALL DUTIES AND OBLIGATIONS UNDER THIS AGREEMENT AND SUCH OTHER LOAN DOCUMENTS FROM THE DATE OF ITS EXECUTION AND DELIVERY, REGARDLESS OF WHETHER THE INITIAL LOAN HAS BEEN FUNDED AT THAT TIME.

9.2     Expenses.  Borrower  agrees  to  pay  or  reimburse Lender for all costs
        --------
and expenses (including the fees and expenses of all counsel, advisors, consultants (including environmental and management consultants) and auditors retained in connection therewith), incurred in connection with: (a) the preparation, negotiation, execution, delivery, performance and enforcement of the Loan Documents and the preservation of any rights thereunder; (b) collection including deficiency collections; (c) the forwarding to Borrower or any other Person on behalf of Borrower by Lender of the proceeds of any Loan (including a wire transfer fee of $25 per wire transfer); (d) any amendment, waiver or other modification or waiver of, or consent with respect to any Loan Document or advice in connection with the administration of the Loans or the rights thereunder; (e) any litigation, dispute, suit,


0
proceeding or action (whether instituted by or between any combination of Lender, Borrower or any other Person), and an appeal or review thereof, in any way relating to the Collateral, any Loan Document, or any action taken or any other agreements to be executed or delivered in connection therewith, whether as a party, witness or otherwise; and (f) any effort to verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral.

9.3     No  Waiver.  Neither Lender's failure, at  any  time,  to require strict
        ----------
performance by Borrower of any provision of any Loan Document, nor Lender's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof or waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Any suspension or waiver of a Default or other provision under the Loan Documents shall not suspend, waive or affect any other Default or other provision under any Loan Document, and shall not be construed as a bar to any right or remedy that Lender would otherwise have had on any future occasion. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Borrower to Lender contained in any Loan Document and no Default by Borrower under any Loan Document shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of Lender and directed to Borrower specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein expressly set forth), and Lender shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

9.4     Severability;  Section  Titles.  Wherever  possible, each  provision  of
        ------------------------------
the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of any Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such Loan Document. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under the Loan Documents shall in any way affect or impair the Obligations, duties, covenants, representations and warranties, indemnities, and liabilities of Borrower or the rights of Lender relating to any unpaid Obligation, (due or not due, liquidated, contingent or unliquidated), or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment Termination Date, all of which shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that all indemnity obligations of the Borrower under the Loan Documents shall survive the Termination Date. The Section titles contained in any Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties thereto.

9.5     Authorized  Signature.  Until  Lender  shall  be notified in writing  by
        ---------------------
Borrower to the contrary, the signature upon any document or instrument delivered pursuant hereto and believed by Lender or any of Lender's officers, agents, or employees to be that of an officer of Borrower shall bind Borrower and be deemed to be the act of Borrower affixed pursuant to and in accordance with resolutions duly adopted by Borrower's Board of Directors, and Lender shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance thereon shall have actual knowledge to the contrary.

9.6     Notices.  Except  as otherwise provided  herein,  whenever  any  notice,
        -------
demand, request or other communication shall or may be given to or served upon any party by any other party, or whenever any party desires to give or serve upon any other party any communication with respect to this Agreement, each such communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 9.6), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when hand-delivered, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Schedule B or to such other address (or facsimile number) as may be
    -----------
substituted by notice given as herein provided. Failure or delay in delivering copies of any such communication to any Person (other than Borrower or Lender) designated in Schedule B to receive copies shall in no way adversely affect the
               ----------
effectiveness  of  such  notice,  demand,  request  or  other  communication.

9.7     Counterparts.  Any Loan Document  may be  authenticated  in  any  number
        ------------
of separate counterparts by any one or more of the parties thereto, and all of said counterparts taken together shall constitute one and the same instrument. Any Loan Document may be authenticated by manual signature, facsimile or, if approved in writing by Lender, electronic means, all of which shall be equally valid.

9.8     Time  of  the  Essence.  Time  is  of  the  essence  for performance  of
        ----------------------
the  Obligations  under  the  Loan  Documents.

9.9     GOVERNING  LAW.  THE LOAN DOCUMENTS AND THE  OBLIGATIONS  ARISING  UNDER
        --------------
THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF
REGARDING  CONFLICTS  OF  LAWS.

9.10     SUBMISSION  TO  JURISDICTION;  WAIVER OF JURY TRIAL.  (A)  BORROWER AND
          --------------------------------------------------
LENDER HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN CONNECTICUT SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CONNECTICUT; AND FURTHER PROVIDED, THAT NOTHING IN THIS
AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY

OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. BORROWER AND LENDER EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER AND LENDER HEREBY WAIVE ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. BORROWER AND LENDER HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER OR LENDER AT THE ADDRESS SET FORTH IN SCHEDULE B OF THIS
                                                              ----------
AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S OR LENDER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     (B) THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER, AND BORROWER ARISING OUT OF,
CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

9.11     USA  Patriot  Act  Notice.  The  Lender hereby  notifies  the  Borrower
         -------------------------
that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance therewith.

9.12     Press  Releases.  Neither Borrower nor any of its  Affiliates  will  in
         ---------------
the future issue any press release or other public disclosure using the name of New Stream Commercial Finance, LLC or its affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days' prior notice to Lender and without the prior written consent of Lender unless (and only to the extent that) Borrower or Affiliate is required to do so under law and then, in any event, Borrower or Affiliate will consult with Lender before issuing such press release or other public disclosure.

9.13     Reinstatement.  This  Agreement shall continue to be effective,  or  be
         --------------
reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned or restored by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, or otherwise, all as though such payments had not been made.

9.14     Maximum  Legal  Rate.  It  is  the  intent  of  the  Borrower  and  the
         --------------------
Lender to conform strictly to all applicable state and federal usury laws. The Loan Documents and all other agreements between Borrower and the Lender whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof or otherwise, shall the amount contracted for, charged or received by the Lender for the use, forbearance, or detention of the money loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in any other Loan Documents evidencing, securing or pertaining to the Obligations evidenced hereby which may be legally deemed to be for the use, forbearance or detention of money, exceed the Maximum Legal Rate or the maximum amount which the Borrower and any successors or assigns of the Borrower or any such person (if any) is obligated to pay and which the Lender is legally entitled to contract for, charge or collect under applicable state or federal law. If from any circumstances whatsoever fulfillment of any provision hereof or of such other Loan Documents, at the time performance of such provision shall be due, shall involve transcending the Maximum Legal Rate, then the obligation to be fulfilled shall be automatically reduced to such limit, and if from any such circumstance the Lender shall ever receive as interest or otherwise an amount in excess of the Maximum Legal Rate or the maximum that can be legally collected, then such amount which would be excessive interest shall be applied to the reduction of the principal indebtedness hereof and any other amounts due with respect to the Obligations evidenced hereby or in any other Loan Document, but not to the payment of interest and if such amount which would be excess interest exceeds the Obligations and all other non interest indebtedness described above, then such additional amount shall be refunded to the Borrower. If any excess interest in such respect is provided for in this Agreement, or shall be adjudicated to be so provided, or in any other Loan Document or otherwise in connection with this transaction, the provisions of this Section 9.14 shall govern and prevail and neither the Borrower nor any successors or assigns of the Borrower or any such person (if any) shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In determining whether or not all sums paid or agreed to be paid by the Borrower for the use, forbearance or detention of the Obligations of the Borrower to the Lender, under any specific contingency, exceeds the Maximum Legal Rate or the maximum amount permitted by applicable law, the Borrower and the Lender shall to the maximum extent permitted under applicable law, (a) treat all Obligations as but a single extension of credit, (b) characterize any non-principal payment as an expense, fee or premium rather than as sums paid or agreed to be paid by the Borrower for the use, forbearance or detention of the Obligations of the Borrower to the Lender, (c) exclude voluntary prepayments and the effect thereof, and (d) amortize, prorate, allocate and spread in equal parts, the total amount of such sums paid or agreed to be paid by the Borrower for the use, forbearance or detention of the Obligations of the Borrower to the Lender throughout the entire contemplated term of the Obligations so that the interest rate is uniform through the entire term of the Obligations. In the event that any of the contract rates computed under this Agreement or any other Loan Document hereof would exceed the Maximum Legal Rate, the rate of interest under this Agreement or such other Loan Agreement for any such period shall be limited to the Maximum Legal Rate, but any subsequent reductions in the applicable contract rate shall not reduce the rates of interest under this Agreement or such other Loan Document below the Maximum Legal Rate until the total amount of interest charged equals the amount of interest that would have been charged had the applicable contract rate been charged at all times. The Borrower and Lender hereby agree if, despite the provisions of Section 9.9 of this Agreement, Texas law is deemed to apply, that except for Section 346.004 thereof, the provisions of Chapter 346 of the Texas Finance Code (Vernon's Texas Code Annotated), as amended from time to time, shall not apply to this Agreement or any of the other Loan Documents. The terms and provisions of this Section
9.14  shall  control  and
supersede every other provision hereof, the Loan Documents and all other agreements between Borrower and Lender

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Loan and Security Agreement has been duly executed as of the date first written above.


                                   CROCHET & BOREL SERVICES, INC.


                                   By:   ______________________________
                                   Name: ______________________________
                                   Title:______________________________


                                   NEW STREAM CAPITAL FINANCE, LLC.


                                   By:   ______________________________
                                   Name: ______________________________
                                   Title:______________________________

                            SCHEDULE A - DEFINITIONS

Capitalized terms used in this Agreement and the other Loan Documents shall have (unless otherwise provided elsewhere in this Agreement or in the other Loan Documents) the following respective meanings:

     "ACCOUNT DEBTOR" shall mean any Person who is or may become obligated with respect to, or on account of, an Account, Chattel Paper or General Intangible (including a Payment Intangible).

     "ACCOUNTS" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Person, including: (i) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations which may be characterized as an account or contract right under the Code); (ii) all of such Person's rights in, to and under all purchase orders or receipts for goods or services; (iii) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (iv) all rights to payment due to such Person for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person), and (v) all health care insurance receivables; and (vi) all collateral security of any kind given by any Account Debtor or any other Person with respect to any of the foregoing.

     "ACCOUNTS  PAYABLE  ANALYSIS" means a certificate in the form of Exhibit D.
                                                                      ---------

     "ACCOUNTS RECEIVABLE ROLL FORWARD ANALYSIS" means the analysis of the Borrower's accounts receivable as reflected in a certificate in the form of Exhibit A.
-----------

     "ACQUISITION" means the acquisition of all or substantially all of the stock of Borrower from Seller.

     "ACQUISITION AGREEMENTS" means the Purchase Agreement, the Seller Note and all related documents, instruments and agreements executed and delivered in connection therewith.

     "AFFILIATE" means, with respect to any Person: (i) each other Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, ten percent (10%) or more of the Stock having ordinary voting power for the election of directors of such Person; (ii) each other Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; or (iii) each of such Person's officers, directors, joint venturers and partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.


                                   Sch A-1

     "AGREEMENT" means this Agreement including all appendices, exhibits or schedules attached or otherwise identified thereto, restatements and modifications and supplements thereto, and any appendices, exhibits or schedules to any of the foregoing, each as effect at the time such reference becomes operative; provided, that except as specifically set forth in this Agreement, any reference to the Disclosure Schedules to this Agreement shall be deemed a reference to the Disclosure Schedules as in effect on the Closing Date or in a written amendment thereto executed by Borrower and Lender.

     "BOOKS AND RECORDS" means all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral or Borrower's business. "BORROWER" means the Person identified as such in the preamble of this Agreement.

     "BORROWING AVAILABILITY" means, at any time, the lesser of (i) the Maximum Amount or (ii) the Borrowing Base, in each case less reserves established by Lender from time to time.

     "BORROWING BASE" means at any time an amount equal to the sum at such time of: (i) 75% of the value of Borrower's Eligible Accounts consisting of (A) Non-Catastrophe Accounts and (B) Catastrophe Accounts and Special Catastrophe Accounts which are not more than 90 days from invoice date; plus (ii) 50% of the
                                                            ----
value of Borrower's Eligible Accounts consisting of (A) Catastrophe Accounts which are more than 90 days from invoice date but less than 270 days from invoice date, and (B) Special Catastrophe Accounts which are more than 90 days from invoice date but less than 360 days from invoice date. For the purposes of calculating the Borrowing Base, value of Eligible Accounts shall be net of any amounts due any contractor, subcontractor or any other Person by Borrower and shall be determined by Lender in its discretion.

     "BORROWING  BASE CERTIFICATE" means a certificate in the form of Exhibit C.
                                                                      ---------

     "BUSINESS DAY" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of Connecticut.

     "CAPITAL EXPENDITURES" means all payments or accruals (including Capital Lease Obligations) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

     "CAPITAL LEASE" means, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise would be disclosed as such in a note to such balance sheet, other than, in the case of Borrower, any such lease under which Borrower is the lessor.

     "CAPITAL LEASE OBLIGATION" means, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet


                                   Sch A-2
of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

     "CASH COLLATERAL ACCOUNT" has the meaning assigned to it in Schedule C. "CATASTROPHE ACCOUNT" means an Account which arises from services performed by the Borrower to a commercial business or municipality related to damages caused by a natural disaster.

     "CHANGE OF CONTROL" means, with respect to any Person on or after the Closing Date, that any change in the composition of such Person's stockholders as of the Closing Date shall occur which would result in any stockholder or group acquiring 49.9% or more of any class of Stock of such Person, or that any Person (or group of Persons acting in concert) shall otherwise acquire, directly or indirectly (including through Affiliates), the power to elect a majority of the Board of Directors of such Person or otherwise direct the management or affairs of such Person by obtaining proxies, entering into voting agreements or trusts, acquiring securities or otherwise.

     "CHARGES" means all Federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to PBGC at the time due and payable), levies, customs or other duties, assessments, charges, liens, and all additional charges, interest, penalties, expenses, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations, (iii) the employees, payroll, income or gross receipts of Borrower, (iv) the ownership or use of any assets by Borrower, or (v) any other aspect of Borrower's business.

     "CHATTEL PAPER" means all "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Person.

     "CLOSING DATE" means the Business Day on which the conditions precedent set forth in Section 2 have been satisfied or specifically waived in writing by Lender, and the initial Loan has been made.

     "CLOSING  FEE"  has  the  meaning  assigned  to  it  in  Schedule  E.

     "CODE" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Connecticut; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender's Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Connecticut, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern.

     "COLLATERAL"  has  the  meaning  assigned  to  it  in  Section  6.1.


                                   Sch A-3

     "COLLECTION ACCOUNT" means that certain account of Lender, account number 1050454734 in the name of Lender at Citibank, F.S.B. in Ridgefield, Connecticut, ABA No. 221172610, or such other account as may be specified in writing by Lender as the "Collection Account".

     "COMMISSION"  has  the  meaning  assigned  to  it  in  Schedule  E.

     "COMMITMENT TERMINATION DATE" means the earliest of (i) the Stated Expiry Date, (ii) the date Lender's obligation to advance funds is terminated pursuant to Section 7.2, and (iii) the date of indefeasible prepayment in full by Borrower of the Obligations in accordance with the provisions of Section 1.2(c).

     "CONTRACTS" means all the contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Person may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

     "CONTRACTUAL OBLIGATION" means as to any Person, any provision of any security issued by such Person or of any agreement, instrument, or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "COPYRIGHT LICENSE" means rights under any written agreement now owned or hereafter acquired by any Person granting the right to use any Copyright or Copyright registration.

     "COPYRIGHTS" shall mean all of the following now owned or hereafter adopted or acquired by any Person: (i) all copyrights in any original work of authorship fixed in any tangible medium of expression, now known or later developed, all registrations and applications for registration of any such copyrights in the United States or any other country, including registrations, recordings and applications, and supplemental registrations, recordings, and applications in the United States Copyright Office; and (ii) all Proceeds of the foregoing, including license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

     "DEFAULT" means any Event of Default or any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

     "DEFAULT  RATE"  has  the  meaning  assigned  to  it  in  Section  1.5(c).

     "DEPOSIT ACCOUNTS" means all "deposit accounts" as such term is defined in the Code, now or hereafter held in the name of any Person.

     "DESIGNATED VENDORS" shall mean each of the Borrower's vendors set forth on Disclosure Schedule (4.1).
----------------------

     "DOCUMENTS" means all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.


                                   Sch A-4

     "EBITDA" means, for any period, the Net Income (Loss) of Borrower and its Subsidiaries on a consolidated basis for such period, plus interest expense, income tax expense, amortization expense, depreciation expense and extraordinary losses and minus extraordinary gains, in each case, of Borrower and its Subsidiaries on a consolidated basis for such period determined in accordance with GAAP to the extent included in the determination of such Net Income (Loss).

     "ELIGIBLE ACCOUNTS" means as at the date of determination, all Accounts of the Borrower except any Account:

     (a) that does not arise from the sale of goods or the performance of services by Borrower in the ordinary course of Borrower's business;

     (b) upon which (i) Borrower's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

     (c) against which any defense, counterclaim or setoff, whether well -founded or otherwise, is asserted or which is a "contra" Account, but only to the extent of such defense, counterclaim or setoff;

     (d) that is not a true and correct statement of a bona fide indebtedness incurred in the amount of the Account for merchandise sold or services performed and accepted by the Account Debtor obligated upon such Account;

     (e) with respect to which an invoice, acceptable to Lender in form and substance, has not been sent;

     (f) that is not owned by Borrower or is subject to any right, claim, or interest of another Person, other than the Lien in favor of Lender;

     (g) that arises from a sale to or performance of services for an employee, Affiliate, Subsidiary or Stockholder of Borrower;

     (h) that is the obligation of an Account Debtor that is the Federal (or local) government or a political subdivision thereof, unless Lender has agreed to the contrary in writing and Borrower has complied with the Federal Assignment of Claims Act of 1940 (or the state equivalent thereof, if any) with respect to such obligation;

     (i) that is the obligation of an Account Debtor located in a foreign country;

     (j) that is the obligation of an Account Debtor to whom Borrower is or may become liable for goods sold or services rendered by the Account Debtor to Borrower, to the extent of Borrower's liability to such Account Debtor;

     (k) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional;


                                   Sch A-5

     (l) that is an obligation for which the total unpaid Accounts of the Account Debtor exceed 20% of the aggregate of all Accounts (excluding the Accounts of Certified Cleaning & Restoration for the period up to and including December 31, 2006) to the extent of such excess;

     (m) that is: (i) a Non-Catastrophe Account that is not paid within 90 days from its invoice date; (ii) a Catastrophe Account that is not paid within 270 days from its invoice date; or (iii) a Special Catastrophe Account that is not paid within 360 days from its invoice date;

     (o) that are Accounts of an Account Debtor if 50% or more of the Accounts owing from such Account Debtor remain unpaid within the time periods set forth in subsection (m) above;

     (p) any Account for which the Lender has requested, but has not received a written verification thereof from the respective Account Debtor(s);

     (q) is an obligation of an Account Debtor that has suspended business, made a general assignment for the benefit of creditors, is unable to pay its debts as they become due or as to which a petition has been filed (voluntary or involuntary) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors;

     (r) that arises from any bill-and-hold or other sale of goods which remain in Borrower's possession or under Borrower's control;

     (s) as to which Lender's interest therein is not a first priority perfected security interest;

     (t) to the extent that such Account exceeds any credit limit established by Lender in Lender's good faith credit judgment;

     (u) as to which any of Borrower's representations or warranties pertaining to Accounts are untrue;

     (v) that represents interest payments, late or finance charges, or service charges owing to Borrower;

     (w) that is an Account that arises under a "get paid/when paid" contract, to the extent that such Account is subject to a claim or interest of any contractor, subcontractor or any other person (the portion of such Account which is not subject to any claim or interest may be an Eligible Account); or

     (w) that is not otherwise acceptable in the good faith discretion of Lender, provided, that Lender shall have the right to create and adjust eligibility standards and related reserves from time to time in its good faith credit judgment.

     "ENVIRONMENTAL LAWS" means all Federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation).


                                   Sch A-6

     "ENVIRONMENTAL LIABILITIES" means all liabilities, obligations, responsibilities, remedial actions, removal costs, losses, damages of whatever nature, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand of whatever nature by any Person and which relate to any health or safety condition regulated under any Environmental Law, environmental permits or in connection with any Release, threatened Release, or the presence of a Hazardous Material.

     "EQUIPMENT" means all "equipment" as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description that may be now or hereafter used in such Person's operations or which are owned by such Person or in which such Person may have an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

     "ERISA" means the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

     "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with Borrower, is treated as a single employer under Section 414(b), (c), (m) or (o) of the IRC, or, solely for the purposes of Section 302 of ERISA and Section 412 of the IRC, is treated as a single employer under
Section  414  of  the  IRC.

     "ERISA EVENT" shall mean (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the IRC or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(b) of the IRC or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan; (f) the incurrence by Borrower or any ERISA Affiliate of any liability with respect to any withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     "EVENT  OF  DEFAULT"  has  the  meaning  assigned  to  it  in  Section 7.1.

     "FEES"  means  the  fees  due  to  Lender  as  set  forth  in  Schedule  E.

     "FINANCIAL STATEMENTS" means the consolidated and consolidating income statement, balance sheet and statement of cash flows of Borrower and its Subsidiaries, internally prepared for each Fiscal Month, and audited for each Fiscal Year, prepared in accordance with GAAP.


                                   Sch A-7

     "FISCAL  MONTH"  means  any  of the monthly accounting periods of Borrower.

     "FISCAL QUARTER" means any of the quarterly accounting periods of Borrower.

     "FISCAL YEAR" means the 12 month period of Borrower ending April 30 of each year. Subsequent changes of the fiscal year of Borrower shall not change the term "Fiscal Year" unless Lender shall consent in writing to such change.

     "FIXTURES" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Person.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied.

     "GENERAL INTANGIBLES" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Person, including all right, title and interest that such Person may now or hereafter have in or under any Contract, all Payment Intangibles, customer lists, Licenses, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including the Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, and rights of indemnification.

     "GOODS" means all "goods," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including embedded software to the extent included in "goods" as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

     "GOODWILL" means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Person.

     "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GUARANTEED INDEBTEDNESS" means, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation
("primary obligations") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such


                                   Sch A-8
guaranteeing Person (whether or not contingent): (i) to purchase or repurchase any such primary obligation; (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor;
(iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) to indemnify the owner of such primary obligation against loss in respect thereof.

     "GUARANTOR" means each Person that executes a guaranty or a support, put or other similar agreement in favor of Lender in connection with the transactions contemplated by this Agreement.

     "GUARANTY" means any agreement to perform all or any portion of the Obligations on behalf of Borrower, in favor of, and in form and substance satisfactory to, Lender, together with all amendments, modifications and supplements thereto, and shall refer to such Guaranty as the same may be in effect at the time such reference becomes operative.

     "HAZARDOUS MATERIAL" means any substance, material or waste that is regulated by or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance that is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance.

     "HAZARDOUS WASTE" has the meaning ascribed to such term in the Resource Conservation and Recovery Act (42 U.S.C. 6901 et. seq.).

     "INDEBTEDNESS" of any Person means: (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business and not paid in the ordinary course of Borrower's business consistent with past practices); (ii) all obligations evidenced by notes, bonds, debentures or similar instruments; (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all Capital Lease Obligations; (v) all Guaranteed Indebtedness; (vi) all Indebtedness referred to in clauses (i), (ii),
(iii), (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (vii) the Obligations; and (viii) all liabilities under Title IV of ERISA.

     "INDEMNIFIED LIABILITIES" and "INDEMNIFIED PERSON" have the respective meanings assigned to them in Section 1.11.


                                   Sch A-9

     "INSTRUMENTS" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all certificated securities and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

     "INTELLECTUAL PROPERTY" means any and all Licenses, Patents, Copyrights, Trademarks, trade secrets and customer lists.

     "INVENTORY" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all inventory, merchandise, goods and other personal property that are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process, finished goods, returned goods or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

     "INVESTMENT PROPERTY" means all "investment property," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located.

     "IRC" and "IRS" mean respectively, the Internal Revenue Code of 1986 and the Internal Revenue Service, and any successors thereto.

     "LENDER" means New Stream Commercial Finance, LLC and, if at any time Lender shall decide to assign or syndicate all or any of the Obligations, such term shall include such assignee or such other members of the syndicate.

     "LETTER-OF-CREDIT RIGHTS" means "letter-of-credit rights" as such term is defined in the Code, now owned or hereafter acquired by any Person, including rights to payment or performance under a letter of credit, whether or not such Person, as beneficiary, has demanded or is entitled to demand payment or performance.

     "LIBOR RATE" means, a fluctuating rate of interest determined on a monthly basis equal to the one-month rate of interest appearing on Telerate Page 3750 (or any successor page) as the one-month London interbank offered rate for deposits in U.S. Dollars on the first (1st) Business Day of each month. If for any reason such rate is not available, "LIBOR" shall mean the fluctuating rate of interest calculated on a daily basis equal to the one-month rate of interest appearing on Reuters Screen Page LIBO Page as the one-month London interbank offered rate for deposits in U.S. Dollars on the first (1st) Business Day; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. "Telerate Page 3750" means the British Bankers Association Libor Rates (determined as on the first (1st) Business Day of each month) that are published by Moneyline Telerate (or any successor thereto). As used in this definition, the term "Business Day" means a day on which commercial banks are open for international business (including dealings in U.S. Dollar deposits in London, England).


                                    Sch A-10

     "LICENSE" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Person.

     "LIEN" means any mortgage, security deed or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

     "LITIGATION" means any claim, lawsuit, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority.

     "LOAN DOCUMENTS" means this Agreement, the Notes, the Financial Statements, each Guaranty, the Power of Attorney, the Lock Box Account Agreements, and the other documents and instruments listed in Schedule F, and all security agreements, mortgages and all other documents, instruments, certificates, and notices at any time delivered by any Person (other than Lender) in connection with any of the foregoing.

     "LOANS"  means  the  Revolving  Credit  Loan.

     "LOCK BOX ACCOUNT" and "LOCK BOX ACCOUNT AGREEMENT" have the meanings assigned to such terms in Schedule D.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Borrower or the industry within which Borrower operates, (b) Borrower's ability to pay or perform the Obligations under the Loan Documents to which it is a party in accordance with the terms thereof, (c) the Collateral or Lender's Liens on the Collateral or the priority of any such Lien, or (d) Lender's rights and remedies under this Agreement and the other Loan Documents.

     "MAXIMUM  AMOUNT"  means  $35,000,000.

     "MAXIMUM LEGAL RATE" shall mean the maximum lawful interest rate which may be contracted for, charged, taken, received or reserved under this Agreement or the other Loan Documents by Lender in accordance with applicable state or federal law (whichever provides for the highest permitted rate), taking into account all items contracted for, charged or received in connection with the Obligations evidenced hereby which are treated as interest under the applicable state or federal law, as such rate may change from time to time. The Maximum Legal Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Legal Rate resulting from a change in the Maximum Legal Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Legal Rate. If, despite the provisions of
Section 9.9 of this Agreement, Texas law is deemed to apply, for purposes of determining the Maximum Legal Rate under Texas law, the


                                    Sch A-11
applicable rate ceiling shall be: (a) the "weekly ceiling" described in and computed in accordance with the provisions of Section 303.003 of the Texas Finance Code, as amended; or (b) if the parties subsequently contract as allowed by Texas law, the quarterly ceiling or the annualized ceiling computed pursuant to Section 303.008 of the Texas Finance Code, as amended; provided, however, that at any time the "weekly ceiling", the quarterly ceiling or the annualized ceiling shall be less than 18% per annum or more than 24% per annum, the provisions of Section 303.009(a)and Section 303.009(b) of the Texas Finance Code, as amended, shall control for purposes of such determination, as applicable.

     "MINIMUM  ACTIONABLE  AMOUNT"  means  $250,000.

     "MULTIEMPLOYER PLAN" means a "multiemployer plan," as defined in Section 4001(a) (3) of ERISA, to which Borrower or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

     "NET BORROWING AVAILABILITY" means at any time the Borrowing Availability less the Revolving Credit Loan.

     "NET INCOME (LOSS)" means with respect to any Person and for any period, the aggregate net income (or loss) after taxes of such Person for such period, determined in accordance with GAAP.

     "NON-CATASTROPHE ACCOUNT" means any Account which does not qualify as a Catastrophe Account.

     "NOTES"  means  the  Revolving  Credit  Note.

     "NOTICE  OF  REVOLVING  CREDIT  ADVANCE"  has the meaning assigned to it in
Section  1.1(b).

     "OBLIGATIONS" means all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between Borrower and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to Borrower under any of the Loan Documents, and all principal and interest due in respect of the Loans and all obligations and liabilities of any Guarantor under any Guaranty.

     "PARENT" shall mean Charys Holdings Company, Inc. and its permitted successors and assigns.


                                    Sch A-12

     "PATENT LICENSE" means rights under any written agreement now owned or hereafter acquired by any Person granting any right with respect to any invention on which a Patent is in existence.

     "PATENTS" means all of the following in which any Person now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country; and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

     "PAYMENT INTANGIBLES" means all "payment intangibles" as such term is defined in the Code, now owned or hereafter acquired by any Person.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

     "PERMITTED ENCUMBRANCES" means the following encumbrances: (i) Liens for taxes or assessments or other governmental Charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of Section 3.10; (ii) pledges or deposits securing obligations under worker's compensation, unemployment insurance, social security or public liability laws or similar legislation; (iii) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Borrower is a party as lessee made in the ordinary course of business; (iv) deposits securing public or statutory obligations of Borrower; (v) inchoate and unperfected workers', mechanics', or similar liens arising in the ordinary course of business so long as such Liens attach only to Equipment, fixtures or real estate; (vi) carriers', warehousemans', suppliers', landlords' or other similar statutory liens arising in the ordinary course of business and securing indebtedness not yet due and payable; (vii) deposits of money securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Borrower is a party; (viii) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real estate; (ix) Purchase Money Liens securing Purchase Money Indebtedness (or rent) to the extent permitted under Section 5(b)(vi); (x) Liens in existence on the Closing Date as disclosed on Disclosure
                                                                      ----------
Schedule(5(e)) provided that no such Lien is spread to cover additional property
--------------
after the Closing Date and the amount of Indebtedness secured thereby is not increased.; (xi) Liens in favor of Lender securing the Obligations; and (xii) other Liens in an aggregate amount not to exceed $750,000 at any time outstanding.

     "PERSON" means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

     "PLAN"  means any employee pension benefit plan (other than a Multiemployer
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the IRC or Section 302 of ERISA, and in respect of which Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.


                                    Sch A-13

     "PREPAYMENT  FEE"  means  the  prepayment  fee  specified  in  Schedule  E.

     "PROCEEDS" means "proceeds," as such term is defined in the Code and, in any event, shall include: (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower with respect to any Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (iii) any claim of Borrower against third parties (a) for past, present or future infringement of any Intellectual Property or (b) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (iv) any recoveries by Borrower against third parties with respect to any litigation or dispute concerning any Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (v) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock; and (vi) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

     "PROJECTIONS" means as of any date the consolidated and consolidating balance sheet, statements of income and cash flow for Borrower and its Subsidiaries (including forecasted Capital Expenditures and Net Borrowing Availability) (i) by month for the next Fiscal Year, and (ii) by year for the following three Fiscal Years, in each case prepared in a manner consistent with GAAP and accompanied by senior management's discussion and analysis of such plan.

     "PURCHASE AGREEMENT" shall mean that certain Stock Purchase Agreement dated as of June 5, 2006 by and among Parent, Borrower and Seller.

     "PURCHASE MONEY INDEBTEDNESS" means (i) any Indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, (ii) any Indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (iii) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

     "PURCHASE MONEY LIEN" means any Lien upon any fixed assets which secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.

     "REAL  PROPERTY"  has  the  meaning  assigned  to  it  in  Section  3.15.

     "RELEASE" means as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment by such Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.


                                    Sch A-14

     "REQUIREMENT OF LAW" means as to any Person, the Certificate or Articles of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "RESTRICTED PAYMENT" means, after the Closing Date: (i) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets on or in respect of Borrower's Stock; (ii) any payment or distribution made in respect of any subordinated Indebtedness of Borrower in violation of any subordination or other agreement made in favor of Lender; (iii) any payment on account of the purchase, redemption, defeasance or other retirement of Borrower's Stock or Indebtedness or any other payment or distribution made in respect of any thereof, either directly or indirectly; other than (a) that arising under this Agreement or (b) interest and principal, when due without acceleration or modification of the amortization as in effect on the Closing Date, under Indebtedness (not including subordinated Indebtedness, payments of which shall be permitted only in accordance with the terms of the relevant subordination agreement made in favor of Lender) described in Disclosure Schedule (5(b)) or otherwise permitted under
                         --------------------------
Section 5(b)(vi); or (iv) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person which is not expressly and specifically permitted in this Agreement; provided, that no payment to Lender shall constitute a Restricted Payment.

     "REVOLVING  CREDIT  ADVANCE"  has  the  meaning  assigned  to it in Section
1.1(a).

     "REVOLVING CREDIT LOAN" means at any time the sum of (i) the aggregate amount of Revolving Credit Advances then outstanding, plus (ii) the amount of accrued but ---- unpaid interest thereon, plus (iii) the amount of accrued but unpaid costs, fees ---- and expenses payable hereunder

     "REVOLVING CREDIT NOTE" means the promissory note of Borrower dated the Closing Date, substantially in the form of Exhibit F.
                                                  -----------

     "REVOLVING  CREDIT  RATE" has the meaning assigned to it in Section 1.5(a).

     "SELLER"  shall  mean  Troy  Crochet.

     "SELLER NOTE" means that certain Promissory Note dated as of June 5, 2006 in the original principal amount of $19,000,000 executed and delivered by Parent in favor of Seller in effect on the date hereof.

     "SOFTWARE" means all "software" as such term is defined in the Code, now owned or hereafter acquired by any Person, including all computer programs and all supporting information provided in connection with a transaction related to any program.

     "SOLVENCY  OPINION"  shall have the meaning assigned to it in Section 3.23.

     "SOLVENT" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including


                                    Sch A-15
contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability.

     "SPECIAL CATASTROPHE ACCOUNT" means the following Catastrophe Accounts in existence as of the Closing Date; Certified Cleaning & Restoration, LVI
Environmental Services, Bayou Benard Professional Building, Mississippi Gulf Coast Community College and Hancock Bank.

     "STATED  EXPIRY  DATE"  means  August  28,  2007.

     "STOCK" means all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

     "STOCKHOLDER"  means  each  holder  of  Stock  of  Borrower.

     "SUBSIDIARY" means, with respect to any Person, (i) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (ii) any partnership or limited liability company in which such Person or one or more Subsidiaries of such Person has an equity interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or manager or may exercise the powers of a general partner or manager.

     "SUCCESS  FEE"  has  the  meaning  assigned  to  it  in  Schedule  E.

     "SUPPORTING OBLIGATIONS" means all "supporting obligations" as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

     "TANGIBLE NET WORTH" means, with respect to any Person, at any date, the total assets (excluding any assets attributable to any issuances by such Person of any Stock after the Closing


                                    Sch A-16

     Date and excluding any intangible assets) minus the total liabilities, in each case, of such Person at such date determined in accordance with GAAP. "TAXES" means taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lender.

     "TERMINATION DATE" means the date on which all Obligations under this Agreement are indefeasibly paid in full, in cash, and Borrower shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under this Agreement.

     "TRADEMARK LICENSE" means rights under any written agreement now owned or hereafter acquired by any Person granting any right to use any Trademark or Trademark registration.

     "TRADEMARKS" means all of the following now owned or hereafter adopted or acquired by any Person: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered) all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof: (ii) all reissues, extensions or renewals thereof; and (iii) all goodwill associated with or symbolized by any of the foregoing.

     "TRANSACTION SUMMARY" means the Transaction Summary set forth in the Recitals to this Agreement.

     "UNUSED LINE FEE" has the meaning assigned to it in Schedule E. "VENDOR ACKNOWLEDGMENTS" shall mean each of the acknowledgments executed and delivered by the Designated Vendors, which acknowledgments shall be in form and substance satisfactory to Lender in all respects.

     "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     Any accounting term used in this Agreement or the other Loan Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed, unless otherwise specifically provided therein, in accordance with GAAP consistently applied; provided, that all financial covenants and calculations in the Loan Documents shall be made in accordance with GAAP as in effect on the Closing Date unless Borrower and Lender shall otherwise specifically agree in writing. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in this Agreement or the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code. The words "herein,""hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the exhibits and schedules thereto, as


                                    Sch A-17
the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

For purposes of this Agreement and the other Loan Documents, the following additional rules of construction shall apply, unless specifically indicated to the contrary: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural; (b) the term "or" is not exclusive; (c) the term "including" (or any form thereof) shall not be limiting or exclusive; (d) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; and (e) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.


                                    Sch A-18

                                   SCHEDULE B
                   LENDER'S AND BORROWER'S ADDRESS FOR NOTICES



Lender's Address

               Name:        NEW STREAM COMMERCIAL FINANCE, LLC
               Address:     38C Grove Street
                            Ridgefield, Connecticut 06877
               Attn:        William Steward
               Telephone:   (203) 431-0330 Ext. 824
               Facsimile:   (203) 702-5377


Borrower's Address

               Name:        CROCHET & BOREL SERVICES, INC.
               Address:     346 Twin City Highway
                            Port Neches, Texas 77651
               Attn:        Troy Crochet, President
               Telephone:   (409) 722-9697
               Facsimile:   (409) 722-7273


                                   Sch B-1

                                   SCHEDULE C

                             [INTENTIONALLY OMITTED]


                                   Sch C-1

                          SCHEDULE D - CASH MANAGEMENT

Borrower agrees to establish, and to maintain, until the Termination Date, the cash management system described below:

1. Borrower: (i) shall not (nor shall it permit any of its Subsidiaries to) open or maintain any deposit, checking, operating or other bank account, or similar money handling account, with any bank or other financial institution except for those accounts identified in Attachment I hereto (to include a petty cash account not to exceed $5,000 during any Fiscal Month, and a payroll account not to exceed an amount equal to one regular payroll at any time); and (ii) shall close or permit to be closed any of the accounts listed in Attachment I
                                                                    ------------
hereto, in each case without Lender's prior written consent, and then only after Borrower has implemented agreements with such bank or financial institution and Lender acceptable to Lender.

2. Commencing on the Closing Date and until the Termination Date, Borrower shall cause to be deposited directly all cash, checks, notes, drafts or other similar items relating to or constituting proceeds of or payments made in respect of any and all Collateral into lock boxes or lock box accounts in Borrower's or Lender's name (collectively, the "Lock Box Accounts") set forth in
                                                -----------------
paragraph  1  of  Attachment  I  hereto.
                  -------------

3. On or before the Closing Date, each bank at which the Lock Box Accounts are held shall have entered into tri-party lock box agreements (the "Lock Box
                                                                        --------
Account  Agreements") with Lender and Borrower, in form and substance acceptable
-------------------
to Lender. Each such Lock Box Account Agreement shall provide, among other things, that (a) such bank executing such agreement has no rights of setoff or recoupment or any other claim against such Lock Box Account, other than for payment of its service fees and other charges directly related to the administration of such account, and (b) such bank agrees to sweep on a daily basis all amounts in the Lock Box Account to the Collection Account.

4. On the Closing Date, (a) the lock box and blocked account arrangements shall immediately become operative at the banks at which the Lock Box Accounts are maintained, and (b) amounts outstanding under the Revolving Credit Loan (for purposes of the Borrowing Availability) shall be reduced through daily sweeps, by wire transfer, of the Lock Box Accounts into the Collection Account. Borrower acknowledges that it shall have no right to gain access to any of the moneys in the Lock Box Accounts until after the Termination Date.

5.     Borrower  may  maintain,  in  its  name,  accounts  (the  "Disbursement
                                                                  ------------
Accounts") at a bank or banks acceptable to Lender into which Lender shall, from time to time, deposit proceeds of Revolving Credit Advances made pursuant to
Section 1.1 for use solely in accordance with the provisions of Section 1.3. All of the Disbursement Accounts as of the Closing Date are listed in paragraph 2 of Attachment I hereto.
       -------------

6. Upon the request of Lender, Borrower shall forward to Lender, on a daily basis, evidence of the deposit of all items of payment received by Borrower into the Lock Box Accounts and copies of all such checks and other items, together with a statement showing the application of those items


                                   Sch D-1
relating to payments on Accounts to outstanding Accounts and a collection report with regard thereto in form and substance satisfactory to Lender.


                                   Sch D-2

                           ATTACHMENT I TO SCHEDULE D

                              LIST OF BANK ACCOUNTS


     1.     Lock Box Accounts.
            -----------------


     2.     Disbursement Accounts.
            ---------------------


      3.     Petty Cash Account (not to exceed $5,000).
             ------------------


      4.     Payroll Account (not to exceed one regular payroll).
             ---------------


                                   Sch D-3

                                SCHEDULE E - FEES

1. UNUSED LINE FEE: For each day from the Closing Date, and through and including the Termination Date, an amount equal to the Maximum Amount less the Revolving Credit Loan for such day multiplied by one-half of one (.50%) percent, the product of which is then divided by 360. The Unused Line Fee for each month (except for the month in which the Termination Date occurs) is payable on the first day of each calendar month following the Closing Date; the final monthly installment of the Unused Line Fee is payable on the Termination Date. Notwithstanding the foregoing, any unpaid Unused Line Fee is immediately due and payable on the Commitment Termination Date.

2. COMMITMENT FEE; CLOSING FEE: A non-refundable commitment fee of $350,000, less the amount of such commitment fee previously received by Lender prior to the Closing Date, which commitment fee shall be paid at closing. A non-refundable closing fee of $350,000, payable and fully earned at closing (the "Closing Fee").

3. MAKE WHOLE SUCCESS FEE: If the Commitment Termination Date occurs after the date which is ninety (90) days from the Closing Date, a non-refundable success fee of $2,450,000 (the "Make Whole Success Fee"). The Make Whole Success Fee shall be fully earned for services rendered to Borrower on the date which is ninety-one (91) days from the Closing Date, and shall be payable on the earlier of (a) the Commitment Termination Date and (b) the date which is one hundred eighty (180) days from the Closing Date.

4. COLLATERAL MONITORING FEE: A fully earned and non-refundable collateral monitoring fee of $10,000 per month, payable in advance on the Closing Date and on the first day of each month thereafter.

5. PREPAYMENT FEE: An amount equal to the Maximum Amount multiplied by five (5%) percent if Lender's obligation to make further Revolving Credit Advances is terminated (voluntarily by Borrower, upon Default or otherwise) on or after the Closing Date and on or before the date which is ninety (90) days from the Closing Date, payable on the Commitment Termination Date ("Prepayment Fee"). No Prepayment Fee shall be payable after the date which is ninety (90) days from the Closing Date. Borrower acknowledges and agrees that (i) it would be difficult or impractical to calculate Lender's actual damages from early termination of Lender's obligation to make further Revolving Credit Advances for any reason pursuant to Section 1.2(c) or Section 7.2, (ii) the Prepayment Fees provided above are intended to be fair and reasonable approximations of such damages, and (iii) the Prepayment Fees are not intended to be penalties.

6. AUDIT FEES: Borrower will reimburse Lender per person per day at the then prevailing rate (which rate as of the Closing Date is $800), plus out of pocket expenses, for the audit reviews, field examinations and collateral examinations conducted by Lender.

7. COMMISSIONS: A commission at a rate of one-tenth of one percent (0.10%) of the gross face amount of each Catastrophe Account and Special Catastrophe Account of Borrower deposited in the Lock Box Accounts or otherwise collected by Borrower orLender or their respective agents or


                                   Sch E-1
designees after the Closing Date (the "Commissions"). Commissions shall be earned on a daily basis and shall be payable to Lender on the last day of each month; except that, any earned and unpaid Commissions shall be payable on the Termination Date.


                                   Sch E-2

                                   SCHEDULE F

                              SCHEDULE OF DOCUMENTS


The obligation of Lender to make the initial Revolving Credit Advances and extend other credit is subject to satisfaction of the condition precedent that Lender shall have received the following, each, unless otherwise specified below or the context otherwise requires, dated the Closing Date, in form and substance satisfactory to Lender and its counsel:

PRINCIPAL  LOAN  DOCUMENTS

1.     Agreement.  The  Loan  and  Security  Agreement  duly executed by Lender,
       ---------
Borrower  and  Parent.

2.     Note(s).  Duly  executed  Note(s)  to  the order of Lender evidencing the
       -------
Loan(s).

3.     Borrowing  Base Certificate.  An original Borrowing Base Certificate duly
       ---------------------------
executed  by  a  responsible  officer  of  Borrower(s).

4.     Notice  of  Revolving  Credit  Advance.  An  original Notice of Revolving
       --------------------------------------
Credit  Advance  duly  executed  by  a  responsible  officer  of  Borrower(s).

COLLATERAL  DOCUMENTS

1.     Acknowledgment  Copies of Financing Statements.  Acknowledgment copies of
       ----------------------------------------------
proper Financing Statements (Form UCC-l) (the "Financing Statements") duly filed under the Code in all jurisdictions as may be necessary or, in the opinion of Lender, desirable to perfect Lender's Lien on the Collateral.

2.     UCC  Searches.  Certified  copies  of  UCC  Searches,  or  other evidence
       -------------
satisfactory to Lender, listing all effective financing statements which name Borrower(s) (under present name, any previous name or any trade or doing business name) as debtor and covering all jurisdictions referred to in paragraph
(1)  immediately above, together with copies of such other financing statements.

3.     Other  Recordings  and  Filings.  Evidence of the completion of all other
       -------------------------------
recordings and filings (including UCC-3 termination statements and other Lien release documentation) as may be necessary or, in the opinion of and at the request of Lender, desirable to perfect Lender's Lien on the Collateral and ensure such Collateral is free and clear of other Liens

4.     Power  of  Attorney.  Power  of  Attorney  duly  executed  by  Borrower.
       -------------------

THIRD  PARTY  AGREEMENTS


                                   Sch F-1

1.     Landlord  Consents.  Within  30  days  after  the  Closing  Date,  a duly
       ------------------
executed landlord waiver from the landlord for the Borrower's leased premises located at 346 Twin City Highway, Port Neches, Texas, in form and substance reasonably satisfactory to Lender.

2.     Cash  Management  System.  Duly executed Lock Box Account Agreements and,
       ------------------------
if required by Lender, pledged account agreements in respect of the Disbursement Accounts as contemplated by Schedule D.

3.     Pledge  Agreement.  Pledge Agreement and related stock powers executed by
       -----------------
Parent.

4.     Warrant.  Warrant  executed  by  Parent  for Lender to purchase 2,000,000
       -------
shares of Parent. Warrant to be exercisable for a five (5) year period following the Closing Date.

5.     Vendor  Acknowledgment.  Vendor  Acknowledgment by each of the Designated
       ----------------------
Vendors.

OTHER  DOCUMENTS

1.     Secretary  Certificate.  A Secretary Certificate in the form of Exhibit H
       ----------------------                                          ---------
to the Agreement duly completed and executed by the Secretary of Borrower, together with all attachments thereto.

2.     Financial Statements and Projections.  Copies of the Financial Statements
       ------------------------------------
and Projections, which Projections shall include a capital expenditures budget for Borrower(s) in form and substance satisfactory to Lender.

4.     Insurance  Policies.  Certified copies of insurance policies described in
       -------------------
Section 3.16, together with evidence showing loss payable or additional insured clauses or endorsements in favor of Lender.

5.     Existing  Lease  Agreements.  Copies of any existing real property leases
       ---------------------------
and equipment leases to which (each) Borrower is a party and any other document or instrument evidencing or relating to existing Indebtedness of Borrower(s), together with all certificates, opinions, instruments, security documents and other documents relating thereto, all of which shall be satisfactory in form and substance to Lender, certified by an authorized officer of Borrower(s) as true, correct and complete copies thereof.

6.     Solvency  Opinion.  Within  thirty  (30)  days from the Closing Date, the
       -----------------
Solvency Opinion, the results of which shall be in form and Substance satisfactory to Lender and shall reflect that as of the Closing Date and after giving effect to the initial transactions hereunder, Borrower is Solvent.

7.     Officer's  Certificate.     Lender  shall  have  received  an  executed
       ----------------------
Officer's Certificate, in form and substance satisfactory to Lender, certifying the Borrower is Solvent as of the Closing Date and after giving effect to the initial transactions contemplated hereunder.


                                   Sch F-2

                                   SCHEDULE G

                               FINANCIAL COVENANTS


1.     EBITDA.  Borrower shall have cumulative EBITDA, beginning at the start of
       ------
the quarter in which the Closing Date occurs, of not less than the amounts set forth below:

                    FISCAL QUARTER ENDING    MINIMUM EBITDA
                    October 31, 2006           $15,000,000
                    January 31, 2007           $30,000,000
                    April 30, 2007             $45,000,000
                    July 31, 2007              $60,000,000


2.     Minimum  Tangible  Net  Worth.  Borrower  shall  have  at the end of each
       -----------------------------
Fiscal Quarter, Tangible Net Worth of not less than the amount for such Fiscal Quarter set forth below:

               FISCAL QUARTER ENDING    MINIMUM TANGIBLE NET WORTH
               October 31, 2006                 $1,000,000
               January 31, 2007                $38,000,000
               April 30, 2007                  $40,000,000
               July 31, 2007                   $45,000,000


                                   Sch G-1

                           DISCLOSURE SCHEDULE  (3.2)

                    CHIEF EXECUTIVE OFFICE & CORPORATE NAMES


Official Name                              Type of Entity (e.g.  corporation,
                                           partnership, limited partnership,
                                           limited liability company)
-------------                              ----------------------------------


Organization Identification
Number Issued by State of Incorporation
or Organization Or Statement that          State of Incorporation or
no such number has been issued             Organization
---------------------------------------   --------------------------


Chief Executive Office                    County/State  [BE SURE TO INCLUDE
                                                          NAMES OF COUNTIES]
----------------------                    ----------------------------------


Locations of Inventory and                County/State  [BE SURE TO INCLUDE
other Collateral                                         NAMES OF OCOUNTIES]
--------------------------                ----------------------------------


[OTHER CORPORATR TRADE NAMES IF ANY]

                           DISCLOSURE SCHEDULE  (3.6)

                                   REAL ESTATE


        [DESCRIBE ALL REAL PROPERTY OWNED OR LEASED OR USED IN BUSINESS]


Address          Type [OWNED, LEASED, WAREHOUSE]          County
                 ----                                     ------

                           DISCLOSURE SCHEDULE  (3.7)

                               STOCK & AFFILIATES


             [LIST ALL SUBSIDIARIES, AFFILIATES AND JOINT VENTURES]

Name       Type (subsidiary, affiliate etc.)       Percentage owned by Borrower
----       ----                                    ----------------------------

                           DISCLOSURE SCHEDULE  (3.9)

                                      TAXES

                           DISCLOSURE SCHEDULE  (3.11)

                                      ERISA


    [LIST ALL PLANS AND ANY LIABILITIES AND EVENTS DESCRIBED IN   3.11 OF LOAN
                                   AGREEMENT]

                           DISCLOSURE SCHEDULE  (3.12)

                                   LITIGATION


          [DESCRIBE ALL MATERIAL LITIGATION AND AMOUNT IN CONTROVERSY]

                           DISCLOSURE SCHEDULE  (3.13)

                              INTELLECTUAL PROPERTY


              [DESCRIBE ALL INTELLECTUAL PROPERTY USED OR LICENSED]


------------------------------------------------------------------------------------------------
                                                     TYPE (TRADEMARK
DESCRIPTION       OWNER       LICENSEE(IF ANY)   PATENT, COPYRIGHT, ETC.)      REGISTRATION #
-------------  ----------  --------------------  ---------------------------  ------------------

-------------  ----------  --------------------  ---------------------------  ------------------

-------------  ----------  --------------------  ---------------------------  ------------------

------------------------------------------------------------------------------------------------

                           DISCLOSURE SCHEDULE  (3.15)

                              ENVIRONMENTAL MATTERS


 [DESCRIBE ANY ENVIRONMENTAL MATTERS REFERENCED TO IN   3.16 OF LOAN AGREEMENT]

                           DISCLOSURE SCHEDULE  (3.16)

                                    INSURANCE


                          [LIST ALL INSURANCE POLICIES]

-------------------------------------------------------------------------------------
     TYPE           INSURED                BENEFICIARY               AMOUNT
-------------  --------------------  -----------------------  -----------------------
-------------  --------------------  -----------------------  -----------------------

-------------  --------------------  -----------------------  -----------------------

-------------------------------------------------------------------------------------

                           DISCLOSURE SCHEDULE  (4.1)

                               DESIGNATED VENDORS

                           DISCLOSURE SCHEDULE  (5(B))

                                  INDEBTEDNESS


    [GIVE DETAILED DESCRIPTION OF INDEBTEDNESS EXISTING AS OF CLOSING DATE.]

                           DISCLOSURE SCHEDULE  (5(E))

                                      LIENS


      [GIVE DETAILED DESCRIPTION OF LIENS EXISTING AS OF THE CLOSING DATE]

                           DISCLOSURE SCHEDULE  (6.1)

                            ACTIONS TO PERFECT LIENS


UCC  Filings  [LIST  STATE  AND  COUNTY  FILINGS  NECESSARY  TO  PERFECT  LIENS]
------------




Mortgage  Recordings  [IF  ANY]
--------------------




Other  Actions  to  Perfect  Liens  [IF  ANY]
----------------------------------

                                                                       Exhibit F

                              REVOLVING CREDIT NOTE

$35,000,000                                                     August    , 2006
                                                                       ---
                                                         Ridgefield, Connecticut

     FOR VALUE RECEIVED, CROCHET & BOREL SERVICES, INC., a Texas corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of NEW STREAM COMMERCIAL FINANCE, LLC, a Delaware limited liability company ("Lender"), at Lender's chief executive office at 38C Grove Street, Ridgefield, Connecticut 06877, or at such other place as Lender may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of THIRTY-FIVE MILLION DOLLARS AND NO CENTS ($35,000,000) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the Borrower under the "Loan Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement or in Annex A thereto.

     This Revolving Note (a) is the Revolving Credit Note issued pursuant to that certain Loan and Security Agreement dated as of the date hereof by and between Borrower and Lender (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement"), and (b) is entitled to the benefit and security of the Loan Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lender to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Lender on its books; provided that the failure of Lender to make any such recordation shall not
--------  ----
affect the obligations of Borrower to make a payment when due of any amount owing under the Loan Agreement or this Revolving Note in respect of the Revolving Credit Advances made by Lender to Borrower.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement.

     If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     Except as provided in the Loan Agreement, this Revolving Note may not be assigned by Lender to any Person.

     THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

                                        CROCHET & BOREL SERVICES, INC.

                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                              ------------------------


                                        2